NATIONS FUND, INC.


                       Statement of Additional Information



                               NATIONS PRIME FUND
                              NATIONS TREASURY FUND
                           NATIONS EQUITY INCOME FUND
                       NATIONS GOVERNMENT SECURITIES FUND
                        NATIONS INTERNATIONAL EQUITY FUND


                       Investor Shares and Primary Shares


                                  July 31, 1996

                        Supplemented on November 7, 1996


        This Statement of Additional Information ("SAI") provides supplementary information pertaining to the classes of shares representing interests in the above listed five investment portfolios of Nations Fund, Inc. (individually, a "Fund" and collectively, the "Funds"). This SAI is not a prospectus, and should be read only in conjunction with the current Prospectuses for the aforementioned Funds related to the class or series of shares in which one is interested, dated July 31, 1996 (each a "Prospectus"). All terms used in this SAI that are defined in the Prospectuses will have the same meanings assigned in the Prospectuses. Copies of these Prospectuses may be obtained by writing Nations Fund c/o Stephens Inc., One NationsBank Plaza, 33rd Floor, Charlotte, North Carolina 28255, or by calling Nations Fund at (800) 321-7854.




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                                TABLE OF CONTENTS


                                                                                                 Page
INTRODUCTION ................................................................................       1

FUND TRANSACTIONS AND BROKERAGE..............................................................       1
        General Brokerage Policy.............................................................       1
        Prime, Treasury and Government Securities Funds......................................       1
        Equity Income and International Equity Funds.........................................       2
        Section 28(e) Standards..............................................................       3

ADDITIONAL INFORMATION ON FUND INVESTMENTS ..................................................       4
        General..............................................................................       4
        When-Issued Securities ..............................................................       4
        Delayed Delivery Transactions .......................................................       5
        Foreign Currency Transactions .......................................................       5
        Futures, Options and Other Derivative
              Instruments ...................................................................       6
        Interest Rate Transactions ..........................................................      14
        Asset-Backed Securities..............................................................      15
        Special Situations...................................................................      17
        Reverse Repurchase Agreements .......................................................      18
        Securities Lending...................................................................      18
        Short Sales..........................................................................      18
        Guaranteed Investment Contracts .....................................................      18
        Illiquid Securities..................................................................      19
        Lower Rated Debt Securities..........................................................      19
        Commercial Instruments...............................................................      20
        Municipal Securities.................................................................      21
        Real Estate Investment Trusts........................................................      22
        Additional Investment Limitations ...................................................      22

NET ASSET VALUE..............................................................................      24
        Purchases and Redemptions............................................................      24
        Investment Strategy..................................................................      24
        Net Asset Value Determination........................................................      25
        Exchanges............................................................................      26

DESCRIPTION OF SHARES........................................................................      26
        Dividends and Distributions..........................................................      26

ADDITIONAL INFORMATION CONCERNING TAXES......................................................      27
       Qualification as a Regulated Investment
              Company........................................................................      27
        Excise Tax on Regulated Investment Companies.........................................      29
        Distributions and Other Matters......................................................      29
        Sale or Redemption of Shares ........................................................      30
        Tax Rates............................................................................      30
        Foreign Shareholders ................................................................      30
        Effect of Future Legislation: Local Tax Considerations...............................      31



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DIRECTORS AND OFFICERS.......................................................................      31
        Nations Funds Retirement Plan........................................................      35
        Nations Funds Deferred Compensation Plan ...........................................       35
        Compensation Table...................................................................      37

INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
TRANSFER AGENCY, SHAREHOLDER SERVICING AND
DISTRIBUTION AGREEMENTS .....................................................................      38
        The Company and Its Common Stock.....................................................      38
        Investment Adviser...................................................................      38
        Investment Styles....................................................................      42
        Administrator and Co-Administrator...................................................      43
        Distribution Plans and Shareholder Servicing
            Arrangements for Investor Shares.................................................      44
        Shareholder Servicing Agreements-Money Market Funds
            (Primary B Shares)...............................................................      53
        Shareholder Administration Plan-Non-Money Market Funds
            (Primary B Shares)...............................................................      54
        Expenses.............................................................................      54
        Transfer Agents and Custodians.......................................................      55

DISTRIBUTOR .................................................................................      56

INDEPENDENT ACCOUNTANT AND REPORTS...........................................................      56

COUNSEL......................................................................................      56

ADDITIONAL INFORMATION ON PERFORMANCE........................................................      56
        Yield Calculations...................................................................      57
        Total Return Calculations............................................................      58

MISCELLANEOUS ...............................................................................      61
        Certain Record Holders...............................................................      61

SUITABILITY OF NATIONS TREASURY FUND FOR
INVESTMENT BY MUNICIPAL INVESTORS............................................................      63

SCHEDULE A - Description of Ratings...........................................................            A-1

SCHEDULE B - Additional Information Concerning Options &
Futures......................................................................................             B-1

SCHEDULE C - Additional Information Concerning Mortgage
Backed Securities............................................................................     C-1

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





                                  INTRODUCTION

      Nations Fund, Inc. (the "Company") is a mutual fund. The rules and regulations of the United States Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the mutual fund being considered for investment. This information about the Company is included in various Prospectuses. The Prospectuses relate to the Primary A (formerly called Trust A), Primary B (formerly called the Trust B), Investor A, Investor B, Investor C and Daily Shares (formerly called Investor D Shares) of Nations Prime Fund (the "Prime Fund") and Nations Treasury Fund (the "Treasury Fund") (hereinafter the Prime or Treasury Funds, collectively referred to as the "Money Market Funds"), and the Primary A, Primary B, Investor A, Investor C and Investor N Shares of Nations Equity Income Fund (the "Equity Income Fund"), Nations Government Securities Fund (the "Government Securities Fund") and Nations International Equity Fund (the "International Equity Fund") (hereinafter the Equity Income, Government Securities and International Equity Funds, collectively referred to as the "Non-Money Market Funds"). The Primary A and Primary B Shares are collectively referred to herein as "Primary Shares" and the Investor A, Investor B, Investor C, Daily and Investor N Shares are referred to as "Investor Shares." Prospectuses relating to these Funds may be obtained without charge by written request to Nations Fund, c/o Stephens, Inc., One NationsBank Plaza, 33rd Floor, Charlotte, NC 28255. Investors also may call toll-free at (800) 321-7854.

     NationsBanc Advisors, Inc. ("NBAI") is the investment adviser to the Funds. TradeStreet Investment Associates, Inc. ("TradeStreet") is sub-investment adviser to all of the Funds except Nations International Equity Fund. Gartmore Global Partners ("Gartmore") serves as sub-investment adviser to Nations International Equity Fund. As used herein, "Adviser" shall mean NBAI, TradeStreet and/or Gartmore as the context may require.

      This SAI is intended to furnish prospective investors with additional information concerning the Company and the Funds. Some of the information required to be in this SAI is also included in the Funds' current Prospectuses, and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this SAI omit certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted from the Prospectuses and this SAI, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                         FUND TRANSACTIONS AND BROKERAGE

General Brokerage Policy

      Subject to policies established by the Board of Directors of the Company, the Adviser is responsible for decisions to buy and sell securities for each Fund, for the selection of broker/dealers, for the execution of such Fund's securities transactions, and for the allocation of brokerage fees in connection with such transactions. The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. While the Adviser generally seeks reasonably competitive commission rates, a Fund does not necessarily pay the lowest commission or spread available.

      During the fiscal years ended May 31, 1994, and 1995, and for the fiscal period ended March 31, 1996, the Company did not pay brokerage commissions to NationsBanc Securities, Inc., NationsBanc Capital Markets, Inc., Nations Securities or Stephens.

      As of the fiscal years ended May 31, 1994 and 1995, Equity Income Fund and the International Equity Fund did not hold any securities of the Company's regular brokers or dealers. As of the fiscal period ended March 31,1996, Equity Income Fund did not hold any securities of the Company's regular brokers or dealers, and the International Equity Income Fund held $3,686,865 in securities issued by Development Bank of Singapore.

Prime, Treasury and Government Securities Funds

      Since purchases and sales of fund securities by the Prime, Treasury, and Government Securities Funds are usually principal transactions, these Funds incur little or no brokerage commissions. Fund securities are normally

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

purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked prices. These Funds may also purchase securities from underwriters at prices which include a commission paid by the issuer to the underwriter.

      The Company does not generally seek to profit from short-term trading, and will generally (although not always) hold fund securities to maturity, but the Adviser may seek to enhance the yield of the Money Market Funds by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Adviser may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of proceeds are expected to enhance yield consistent with the Adviser's judgment as to desirable fund maturity structure or if such disposition is believed to be advisable due to other circumstances or conditions. The fundamental policies of each of the Funds require that investments mature within one year or less. The amortized cost method of valuing fund securities requires that each Fund maintain an average weighted portfolio maturity of 90 days or less. Thus, there is likely to be relatively high fund turnover, but since brokerage commissions are not normally paid on money market instruments, the high rate of portfolio turnover is not expected to have a material effect on the net income or expenses of the Money Market Funds.

Equity Income and International Equity Funds

      During the fiscal years ended May 31, 1994 and 1995, and for the fiscal period ended March 31, 1996, the Equity Income Fund paid aggregate brokerage commissions of $1,268,685, $2,076,553 and $578,343, respectively. A portion of the securities in which the Equity Income Fund invests are traded in over-the-counter markets, and in such transactions such Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Equity Income Fund transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of a mark up or mark down. During the fiscal years ended May 31, 1994 and 1995, and for the fiscal period ended March 31, 1996, the International Equity Fund paid aggregate brokerage commissions of $1,200,255, $2,108,611 and $1,251,696, respectively.

      The Adviser anticipates that most brokerage services will be provided by brokerage companies located in London. A portion of the securities in which the Funds invest are traded in over-the-counter markets, and in such transactions each such Fund deals directly with the dealers who make markets in the securities involved, except in those circumstances where better prices and executions are available elsewhere. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions as such, but which include compensation in the form of a mark up or mark down.

      The Adviser may from time to time determine target levels of commission business to transact with various brokers on behalf of its clients (including the Company) over a certain time period. The target levels will be determined based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and
(3) the broker's attitude toward and interest in mutual funds in general and in the Company and other mutual funds advised by the Adviser in particular. No specific formula will be used in connection with any of the foregoing considerations in determining the target levels. However, if a broker has indicated a certain level of desired commissions in return for certain research services provided by the broker, this factor will be taken into consideration by the Adviser.

      Subject to the overall objective of obtaining best price and execution for a Fund, the Adviser may also consider sales of shares of such Fund and of the other mutual funds managed or advised by the Adviser as a factor in the selection of broker/dealers to execute portfolio transactions for the Funds.

      The Adviser will seek, whenever possible, to recapture for the benefit of a Fund any commission, fees, brokerage or similar payments paid by such Fund on portfolio transactions. Normally, the only fees which may be recaptured are the soliciting dealer fees on the tender of an account's portfolio securities in a tender or exchange offer.

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


      The Funds are not under any obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Brokers who provide supplemental investment research to the Adviser may receive orders for transactions by a Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its agreements with each Fund and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Certain research services furnished by broker/dealers may be useful to the Adviser in connection with its services to other advisory clients, including the investment companies which it advises. Also, the Fund may pay a higher price for securities or higher commissions in recognition of research services furnished by broker/dealers.

      The Adviser and its affiliates manage several other investment accounts, some of which may have investment objectives similar to those of one or more of the Funds. It is possible that, at times, identical securities will be appropriate for investment by one or more of the Funds and by one or more of such investment accounts. The position of each account, however, in the securities of the same issuer may vary and the length of time that each account may choose to hold its investment in the securities of the same issuer may likewise vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities consistent with the investment policies of a Fund and one or more of these accounts is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, in order to obtain the best net price and most favorable execution. Simultaneous transactions could, however, adversely affect the ability of a Fund to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

      In some cases the procedure for allocating securities transactions among the various investment accounts advised by the Adviser and its affiliates could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, the main factors considered by the Adviser are the respective investment objectives and policies of such advisory clients, the relative size of holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the judgments of the persons responsible for recommending the investment.

Section 28(e) Standards

      Under Section 28(e) of the Securities Exchange Act of 1934, the Adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ...viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision making responsibilities." Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

      Broker/dealers utilized by the Adviser may furnish statistical, research and other information or services which are deemed by the Adviser to be beneficial to the Funds' investment programs. Research services received from brokers supplement the Adviser's own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S and foreign economies, securities, markets, specific industry groups and individual companies; information on political developments; fund management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services to the Adviser and to the Company's directors with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

      The outside research assistance is useful to the Adviser since the brokers utilized by the Adviser as a group tend to follow a broader universe of securities and other matters than the Adviser's staff can follow. In addition, this research provides the Adviser with a diverse perspective on financial markets. Research services which are provided to the Adviser by brokers are available for the benefit of all accounts managed or advised by the Adviser. In some cases, the research services are available only from the broker providing such services. In other cases, the research services may be obtainable from alternative sources in return for cash payments. The Adviser is of the opinion that because the broker research supplements rather than replaces its research, the receipt of such research does not tend to decrease its expenses, but tends to improve the quality of its investment advice. However, to the extent that the Adviser would have purchased any such research services had such services not been provided by brokers, the expenses of such services to the Adviser could be considered to have been reduced accordingly. Certain research services furnished by broker/dealers may be useful to the Adviser with clients other than the Funds. Similarly, any research services received by the Adviser through the placement of fund transactions of other clients may be of value to the Adviser in fulfilling its obligations to the Funds. The Adviser is of the opinion that this material is beneficial in supplementing its research and analysis; and, therefore, it may benefit the Company by improving the quality of the Adviser's investment advice. The advisory fees paid by the Company are not reduced because the Adviser receives such services.

      Some broker/dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by the Adviser's clients, including the Funds.

                   ADDITIONAL INFORMATION ON FUND INVESTMENTS

General

      Information concerning each Fund's investment objective is set forth in each of the Prospectuses under the headings "Investment Objectives And Policies," and "Appendix A." There can be no assurance that the Funds will achieve their objectives. The principal features of the Funds' investment programs and the primary risks associated with those investment programs are discussed in the Prospectuses under the heading "Investment Objectives And Policies" and "Appendix A." The securities in which the Money Market Funds invest may not yield as high a level of current income as longer term or lower grade securities, which generally have less liquidity and greater fluctuation in value. The values of the securities in which the Funds invest fluctuate based upon interest rates, foreign currency rates, the financial stability of the issuer and market factors.
      Pursuant to one of the Company's fundamental investment restrictions (see "Investment Limitations" in the Company's Prospectuses), the Company does not have authority to purchase any securities which would cause more than 25% of the value of any Fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and further provided that with respect to the Money Market Funds only, there is no limitation with respect to investments in obligations by banks. The position of the staff of the SEC is that the exclusion with respect to banks may only be applied to domestic banks. For this purpose, the staff also takes the position that United States branches of foreign banks and foreign branches of domestic banks may, if certain conditions are met, be treated as "domestic banks." The Company currently intends to consider only obligations of "domestic banks" to be within the exclusion with respect to banks. For this purpose, "domestic banks" will be construed by the Company to include: (a) United States branches of foreign banks, to the extent they are subject to the same regulation as United States banks; and (b) foreign branches of domestic banks with respect to which the domestic bank would be unconditionally liable in the event that the foreign branch failed to pay on its instruments for any reason.

When-Issued Securities

      Each Fund may purchase securities on a "when-issued" basis, that is, the date for delivery of the payment for the securities is not fixed at the date of purchase, but is set after the securities are issued (normally within 45 days after the date of the transaction). Each Fund may also purchase or sell securities on a delayed delivery basis. The

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payment  obligation  and the  interest  rate that will be  received  on the when-issued securities are fixed at the time the buyer enters into the commitment. Each Fund will only make commitments to purchase when-issued or delayed delivery securities with the intention of actually acquiring such securities, but each Fund may sell these securities before the settlement date if it is deemed advisable.

      If a Fund purchases a when-issued security, the Fund will direct its custodian bank to segregate cash or high grade securities in an amount equal to the when-issued commitment. Segregated securities will be valued at market for the purpose of determining the adequacy of the segregated securities. If the market value of such segregated securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated securities will equal the amount of the Fund's when-issued commitments. To the extent funds securities are segregated, they will not be available for new investment or to meet redemptions.

      Securities purchased on a when-issued basis and the securities held in the Funds are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., experiencing appreciation when interest rates fall). Therefore, if in order to achieve higher interest income a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there is a possibility that the Fund will experience greater fluctuation in the market value of its assets.

      Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by use of its then available cash, by the sale of segregated securities, by the sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation thereunder). The sale of securities to meet such obligations carries with it a greater potential for the realization of net short-term capital gains, which are not exempt from federal income tax. The value of when-issued securities on the settlement date may be more or less than the purchase price.

Delayed Delivery Transactions

      In a delayed delivery transaction, the Fund relies on the other party to complete the transaction. If the transaction is not completed, the Fund may miss a price or yield considered to be advantageous.

Foreign Currency Transactions

      As described in the Prospectuses, certain Funds may invest in foreign currency transactions. Foreign securities involve currency risks. The U.S. dollar value of a foreign security tends to decrease when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and tends to increase when the value of the U.S. dollar falls against such currency. A Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies. A Fund may also purchase and sell foreign currency futures contracts and related options (see "Purchase and Sale of Currency Futures Contracts and Related Options"). A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date that is individually negotiated and privately traded by currency traders and their customers.

      Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. A Fund will direct its custodian to segregate high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

      A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security (a

"transaction hedge"). In addition, when the Adviser believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Adviser believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge").

      A Fund may, however, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Adviser believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which the fund securities are denominated (a "cross-hedge").

      Foreign currency hedging transactions are an attempt to protect a Fund against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amount and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and date it matures.

      The Fund's custodian will segregate cash, U.S. Government securities or other high-quality debt securities having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the segregated securities declines, additional cash or securities will be segregated on a daily basis so that the value of the segregated securities will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to segregating all or part of such securities, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

Futures, Options and Other Derivative Instruments

      Futures Contracts in General. A futures contract is an agreement between two parties for the future delivery of fixed income securities or for the payment or acceptance of a cash settlement in the case of futures contracts on an index of fixed income or equity securities. A "sale" of a futures contract means the contractual obligation to deliver the securities at a specified price on a specified date, or to make the cash settlement called for by the contract. Futures contracts have been designed by exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a brokerage firm, known as a futures commission merchant, which is a member of the relevant contract market. Futures contracts trade on these markets, and the exchanges, through their clearing organizations, guarantee that the contracts will be performed as between the clearing members of the exchange. Presently, futures contracts are based on such debt securities as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury Bills, bank certificates of deposit, and on indices of municipal, corporate and government bonds.

      While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, a futures contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells futures contracts. At the time such a purchase or sale is made, a Fund must provide cash or money market securities as a deposit known as "margin." The initial deposit required will vary, but may be as low as 2% or less of a contract's face value. Daily thereafter, the futures contract is valued through a process known as "marking to market," and a Fund that engages in futures transactions may receive or be required to pay "variation margin" as the futures contract becomes more or less valuable. At the time of delivery of securities pursuant to a futures contract based on securities, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate than the specific security that provides the standard for the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

      Futures contracts on indices of securities are settled through the making and acceptance of cash settlements based on changes in value of the underlying rate or index between the time the contract is entered into and the time it is liquidated.

      Futures Contracts on Fixed Income Securities and Related Indices. As noted in their respective Prospectuses, certain Funds may enter into transactions in futures contracts for the purpose of hedging a relevant portion of their portfolios. A Fund may enter into transactions in futures contracts that are based on U.S. Government obligations, including any index of government obligations that may be available for trading. Such transactions will be entered into where movements in the value of the securities or index underlying a futures contract can be expected to correlate closely with movements in the value of securities held in a Fund. For example, a Fund may sell futures contracts in anticipation of a general rise in the level of interest rates, which would result in a decline in the value of its fixed income securities. If the expected rise in interest rates occurs, the Fund may realize gains on its futures position, which should offset all or part of the decline in value of fixed income fund securities. A Fund could protect against such decline by selling fixed income securities, but such a strategy would involve higher transaction costs than the sale of futures contracts and, if interest rates again declined, the Fund would be unable to take advantage of the resulting market advance without purchases of additional securities.

      The purpose of the purchase or sale of a futures contract on government securities and indices of government securities, in the case of the above-referenced Funds, which hold or intend to acquire long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if long-term bonds are held by a Fund, and interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the long-term bonds held by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. When a Fund is not fully invested and a decline in interest rates is anticipated, which would increase the cost of fixed income securities that the Fund intends to acquire, it may purchase futures contracts. In the event that the projected decline in interest rates occurs, the increased cost of the securities acquired by the Fund should be offset, in whole or part, by gains on the futures contracts by entering into offsetting transactions on the contract market on which the initial purchase was effected. In a substantial majority of transactions involving futures contracts on fixed income securities, a Fund will purchase the securities upon termination of the long futures positions, but under unusual market conditions, a long futures position may be terminated without a corresponding purchase of securities.

      Similarly, when it is expected that interest rates may decline, futures contracts on fixed income securities and indices of government securities may be purchased for the purpose of hedging against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of such futures contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash reserves could then be used to buy long-term bonds in the cash market. Similar results could be accomplished by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of these futures contracts as an investment technique allows a Fund to act in anticipation of such an interest rate decline without having to sell its portfolio securities. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained by a Fund will consist of cash, cash equivalents or high quality debt securities of the Fund in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial deposit and variation margin payments made by the Fund with respect to such futures contracts.

      Stock Index Futures Contracts. As described in the Prospectuses, certain Funds may sell stock index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of securities to be sold. Conversely, a Fund may purchase stock index futures contracts in order to protect against anticipated increases in the cost of securities to be acquired.

      In addition, a Fund may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio. For example, in the event that a Fund expects to narrow the range of industry groups represented in its portfolio, it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. As such securities are acquired, a Fund's futures positions would be closed out. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

      Options on Futures Contracts. An option on a futures contract gives the purchaser (the "holder") the right, but not the obligation, to enter into a "long" position in the underlying futures contract (i.e., a purchase of such futures contract) in the case of an option to purchase (a "call" option), or a "short" position in the underlying futures contract (i.e., a sale of such futures contract) in the case of an option to sell (a "put" option), at a fixed price (the "strike price") up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchase of the option assumes is equal to the premium plus related transaction costs, although this entire amount may be lost. Upon exercise of the option by the holder, the exchange clearing corporation establishes a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of variation margin deposits. In addition, the writer of an option on a futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      Options on Futures Contracts on Fixed Income Securities and Related Indices. As described in the Prospectuses, certain Funds may purchase put options on futures contracts in which such Funds are permitted to invest for the purpose of hedging a relevant portion of their portfolios against an anticipated decline in the values of portfolio securities resulting from increases in interest rates, and may purchase call options on such futures contracts as a hedge against an interest rate decline when they are not fully invested. A Fund would write options on these futures contracts primarily for the purpose of terminating existing positions.

      Options on Stock Index Futures Contracts, Options on Stock Indices and Options on Equity Securities. As described in the Prospectuses, certain Funds may purchase put options on stock index futures contracts, stock indices or equity securities for the purpose of hedging the relevant portion of their portfolio securities against an anticipated market-wide decline or against declines in the values of individual portfolio securities, and they may purchase call options on such futures contracts as a hedge against a market advance when they are not fully invested. A Fund would write options on such futures contracts primarily for the purpose of terminating existing positions. In general, options on stock indices will be employed in lieu of options on stock index futures contracts only where they present an opportunity to hedge at lower cost. With respect to options on equity securities, a Fund may, under certain circumstances, purchase a combination of call options on such securities and U.S. Treasury bills. The Adviser believes that such a combination may more closely parallel movements in the value of the security underlying the call option than would the option itself.

      Further, while a Fund generally would not write options on individual portfolio securities, it may do so under limited circumstances known as "targeted sales" and "targeted buys," which involve the writing of call or put options in an attempt to purchase or sell portfolio securities at specific desired prices. A Fund would receive a fee, or a "premium," for the writing of the option. For example, where the Fund seeks to sell portfolio securities at a "targeted" price, it may write a call option at that price. In the event that the market rises above the exercise price, it would receive its "targeted" price, upon the exercise of the option, as well as the premium income. Also, where it seeks to buy portfolio securities at a "targeted" price, it may write a put option at that price for which it will receive the premium income. In the event that the market declines below the exercise price, a Fund would pay its "targeted" price upon the exercise of the option. In the event that the market does not move in the direction or to the extent anticipated, however, the targeted sale or buy might not be successful and a Fund could sustain a loss on the transaction that may not be offset by the premium received. In addition, a Fund may be required to forego the benefit of an intervening increase or decline in value of the underlying security.

      Options and Futures Strategies. The Adviser may seek to increase the current return of the Fund by writing covered call or put options. In addition, through the writing and purchase of options and the purchase and sale of U.S. and certain foreign stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, the Adviser may at times seek to hedge against a decline in the value of securities included in the Fund or an increase in the price of securities that it plans to purchase for the Fund. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return. A Fund's investment in foreign stock index futures contracts and foreign interest rate futures contracts, and related options on such futures contracts, are limited to only those contracts and related options that have been approved by the CFTC for investment by U.S. investors. Additionally, with respect to a Fund's investment in foreign options, unless such options are specifically authorized for investment by order of the CFTC or meet the definition of trade options as set forth in CFTC rule 32.4, a Fund will not make these investments.

      The ability of a Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices, foreign government securities and foreign currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, a Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although a Fund will only engage in options and futures transactions for limited purposes, these activities will involve certain risks which are described below under "Risk Factors Associated with Futures and Options Transactions." A Fund will not engage in options and futures transactions leveraging purposes.

      Writing Covered Options on Securities. A Fund may write covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain its objective. Call options written by a Fund give the holder the right to buy the underlying securities from a Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

      A Fund may write only covered options, which means that, so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, a Fund will maintain in a separate account cash or short-term U.S. Government securities with a value equal to or greater than the exercise price of the underlying securities. A Fund may also write combinations of covered puts and calls on the same underlying security.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

      A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different put option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

      Purchasing Put and Call Options on Securities. A Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since a Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

      A Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

      Purchase and Sale of Options and Futures on Stock Indices. A Fund may purchase and sell options on non-U.S. stock indices and stock index futures as a hedge against movements in the equity markets.

      Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

      If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of a Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, a Fund might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in a Fund may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

      Purchase and Sale of Interest Rate Futures. A Fund may purchase and sell interest rate futures contracts on foreign government securities including, but not limited to, debt securities of the governments and central banks of France, Germany, Denmark and Japan for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

      A Fund may sell interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by a Fund will fall, thus reducing the net asset value of the Fund. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to a Fund in the form of dealer spreads and brokerage commissions.

      The sale of interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of a Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of a Fund's investments that are being hedged. While a Fund will incur commission expenses in selling and closing out futures positions (which is done by taking an opposite position which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

      Options on Stock Index Futures Contracts and Interest Rate Futures Contracts. A Fund may purchase and write call and put options on non-U.S. stock index and interest rate futures contracts. A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, a Fund may purchase put options or write call options on stock index futures, or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options or write put options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

      Purchase and Sale of Currency Futures Contracts and Related Options. In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, a Fund may buy or sell currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, a Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, a Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency a Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by a Fund will be covered.

      A currency futures contract sale creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a special price. A currency futures contract purchase creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is fixed at the point of sale.

      The Fund will write (sell) only covered put and call options on currency futures. This means that a Fund will provide for its obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. A Fund will, so long as it is obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by a Fund in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by a Fund falls below 100% of the market value of the call written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference. Alternatively, a Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by a Fund. In the case of put options on currency futures written by the Fund, the Fund will hold the aggregate exercise price in cash, Treasury bills, or other high grade short-term obligations in a segregated account with its custodian, or own put options on currency futures or short currency futures, with the difference, if any, between the market value of the put written and the market value of the puts purchased or the currency futures sold maintained by a Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its custodian. If at the close of business on any day the market value of the put options purchased or the currency futures by a Fund falls below 100% of the market value of the put options written by the Fund, a Fund will so segregate an amount of cash, Treasury bills or other high grade short-term obligations equal in value to the difference.

      If other methods of providing appropriate cover are developed, a Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements. In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, a Fund will be required to deposit as "initial margin" an amount of cash or short-term government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

      Limitations on Purchase of Options. The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed 15% of a Fund's assets. The Adviser intends to limit a Fund's writing of over-the-counter options in accordance with the following procedure. Each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which a Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula also may include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a part of the formula price as illiquid for purposes of the 15% test imposed by the SEC staff.

      Risk Factors Associated with Futures and Options Transactions. The effective use of options and futures strategies depends on, among other things, a Fund's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. Although a Fund will not enter into an option or futures position unless the Adviser believes that a liquid secondary market exists for such option or future, there is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price. A Fund generally expects that its options and futures transactions will be conducted on recognized U.S. and foreign securities and commodity exchanges. In certain instances, however, a Fund may purchase and sell options in the over-the-counter market. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.

      Options and futures markets can be highly volatile and transactions of this type carry a high risk of loss. Moreover, a relatively small adverse market movement with respect to these types of transactions may result not only in loss of the original investment but also in unquantifiable further loss exceeding any margin deposited.

      The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of securities which are the subject of the hedge. Such correlation, particularly with respect to options on stock indices and stock index futures, is imperfect, and such risk increases as the composition of a Fund diverges from the composition of the relevant index. The successful use of these strategies also depends on the ability of the Adviser to correctly forecast interest rate movements, currency rate movements and general stock market price movements.

      In addition to certain risk factors described above, the following sets forth certain information regarding the potential risks associated with the Funds' futures and options transactions.

      Risk of Imperfect Correlation. A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in futures, options on futures or options on stock indices depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the relevant portion of the Fund's securities. If the values of the securities being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the Fund securities. In such instances, a Fund's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. A Fund would, however, effect transactions in such futures or options only for hedging purposes.

      The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Fund will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Fund.

      A Fund will purchase or sell futures contracts or options only if, in the Adviser's judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the Fund's portfolio for the hedge to be effective. There can be no assurance that the Adviser's judgment will be accurate.

      Potential Lack of a Liquid Secondary Market. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Fund to post additional cash or cash equivalents as the value of the position fluctuates. Further, rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by a Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on a Fund's ability effectively to hedge its securities or the relevant portion thereof.

      The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts/suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

      Risk of Predicting Interest Rate Movements. Investments in futures contracts on fixed-income securities and related indices involve the risk that if the Adviser's investment judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

      Trading and Position Limits. Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Adviser does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds' investments.

      Regulations on the Use of Futures and Options Contracts. Regulations of the CFTC require that the Funds enter into transactions in futures contracts and options thereon for hedging purposes only, in order to assure that they are not deemed to be a "commodity pool" under such regulations. In particular, CFTC regulations require that all short futures positions be entered into for the purpose of hedging the value of investment securities held by a Fund, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained for the Fund, and accrued profits on such positions. In addition, a Fund may not purchase or sell such instruments if, immediately thereafter, the sum of the amount of initial margin deposits on its existing futures positions and premiums paid for options on futures contracts would exceed 5% of the market value of the Fund's total assets.

      When a Fund purchases a futures contract, an amount of cash or cash equivalents or high debt securities will be segregated with the Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the hedging transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of stock or securities held for less than three months. The Funds may also further their ability to engage in such transactions in response to the policies and concerns of various federal and state regulatory agencies. Such policies may be changed by vote of the Board of Directors.

Interest Rate Transactions

      Among the strategic transactions into which a Fund may enter are interest rate swaps and the purchase or sale of related caps and floors. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g. an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

      A Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. In as much as these swaps, caps and floors are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap and floor transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least "A" by Standard & Poor's Corporation or Moody's Investors Service, Inc. or has an equivalent rating from a Nationally Recognized Statistical Rating Organization ("NRSRO") or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

      With respect to swaps, a Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Fund's net obligation, if any.

Asset-Backed Securities

      In General. Asset-backed securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, or other assets originated by various lenders. Asset-backed securities consist of both mortgage- and non-mortgage-backed securities. Interests in pools of these assets may differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Conversely, asset-backed securities provide periodic payments which may consist of both interest and principal payments.

      The life of an asset-backed security varies depending upon rate of the prepayment of the underlying debt instruments. The rate of such prepayments will be a function of current market interest rates, and other economic and demographic factors. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, asset-backed securities may not be as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

      Mortgage-Backed Securities. Mortgage-backed securities represent an ownership interest in a pool of mortgage loans.

      Mortgage pass-through securities may represent participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies, authorities or instrumentalities. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

      The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by GNMA, FNMA and FHLMC. Such Certificates are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Such mortgage loans may have fixed or adjustable rates of interest.

      The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

      The yield which will be earned on mortgage-backed securities may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly, which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates and the rate at which principal so prepaid is reinvested. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium may result in a loss to the Fund.

      Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government.

      Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as "Mortgage Assets"). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references herein to CMOs will include multi-class pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distribution on the multi-class pass-through securities.

      Moreover, principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis.

      The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

      Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. A Fund will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations.

       A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

      The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by the Adviser and used for the purpose of determining the average weighted maturity and duration of the Funds.

      Non-Mortgage Asset-backed Securities. Non-mortgage asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such securities also may include instruments issued by certain trusts, partnerships or other special purpose issuers, including pass-through certificates representing participations in, or debt instruments backed by, the securities and other assets owned by such issuers.

      Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities.

      The purchase of non-mortgage-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the Asset-backed Securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the larger number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the Asset-backed Securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Asset-backed Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and Federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related Asset-backed Securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and Federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other Asset-backed Securities, credit card receivables are unsecured obligations of the card holder.

      The development of non-mortgage-backed securities is at an early stage compared to mortgage-backed securities. While the market for Asset-backed Securities is becoming increasingly liquid, the market for mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities is not as well developed. As stated above, the Adviser, as adviser to each Fund, intends to limit its purchases of mortgage-backed securities issued by certain private organizations and non-mortgage-backed securities to securities that are readily marketable at the time of purchase.

Special Situations

      As described in the Prospectuses, certain Funds may invest in "special situations." A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Reverse Repurchase Agreements

      At the time a Fund enters into a reverse repurchase agreement, it may establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid high grade debt obligations equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds' use of proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Funds' obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are subject to asset coverage requirements if the Funds do not establish and maintain a segregated account (as described above). In addition, some or all of the proceeds received by a Fund from the sale of a portfolio instrument may be applied to the purchase of a repurchase agreement. To the extent the proceeds are used in this fashion and a common broker/dealer is the counterparty on both the reverse repurchase agreement and the repurchase agreement, the arrangement might be recharacterized as a swap transaction. Under the requirements of the 1940 Act, the Funds are required to maintain an asset coverage (including the proceeds of the borrowings) of at least 300% of all borrowings. Depending on market conditions, the Funds' asset coverage and other factors at the time of a reverse repurchase, the Funds may not establish a segregated account when the Adviser believes it is not in the best interests of the Funds to do so. In this case, such reverse repurchase agreements will be considered borrowings subject to the asset coverage described above.

Securities Lending

      To increase return on portfolio securities, certain of the Funds may lend their portfolio securities to broker/dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, its agencies or instrumentalities, an irrevocable letter of credit issued by (i) a U.S. bank that has total assets exceeding $1 billion and that is a member of the Federal Deposit Insurance Corporation, or (ii) a foreign bank that is one of the 75 largest foreign commercial banks in terms of total assets, or any combination thereof. Such loans will not be made if, as a result, the aggregate of all outstanding loans of the Fund involved exceeds 30% of the value of its total assets. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser to be of good standing and when, in its judgment, the income to be earned from the loan justifies the attendant risks. Pursuant to the securities loan agreement a Fund is able to terminate the securities loan upon notice of not more than five business days and thereby secure the return to the Fund of securities identical to the transferred securities upon termination of the loan.

Short Sales

      As described in the Prospectuses, certain Funds may from time to time enter into short sales transactions. A Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, such Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short "against the box." Such short sales will be used by a Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes.

Guaranteed Investment Contracts

         Guaranteed Investment Contracts, investment contracts or funding agreements (each referred to as a "GIC") are investment instruments issued by highly rated insurance companies. Pursuant to such contracts, a Fund may make cash contributions to a deposit fund of the insurance company's general or separate accounts. The insurance company then credits to a Fund guaranteed interest. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. The purchase price paid for a GIC generally becomes part of the general assets of the issuer, and the contract is paid from the general assets of the issuer.

         A Fund will only purchase GICs from issuers which, at the time of purchase, meet quality and credit standards established by the Adviser. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Also, a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, at which point the GIC may be considered to be an illiquid investment.

         A Money Market Fund will acquire GlCs so that they, together with other instruments in such Fund's portfolio which are not readily marketable, will not exceed applicable limitations on such Fund's investments in illiquid securities. A Money Market Fund will restrict its investments in GlCs to those having a term of 397 days or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining under the next readjustment of the guaranteed interest rate.

Illiquid Securities

      Certain of the Non-Money Market Funds may invest up to 15% of their net assets, and certain of the Money Market Funds may invest up to 10% of their net assets, in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions. Certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists.

Lower Rated Debt Securities

         The yields on lower rated debt and comparable unrated fixed-income securities generally are higher than the yields available on higher-rated securities. However, investments in lower rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the probability of default by or bankruptcy of the issuers of such securities. Lower rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in a Fund's portfolio, with a commensurate effect on the value of the Fund's shares. Therefore, an investment in the Fund should not be considered as a complete investment program and may not be appropriate for all investors.

         The market prices of lower rated securities may fluctuate more than higher rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of lower quality debt to service their payment obligations, meet projected goals, or obtain additional financing may be impaired.

         Since the risk of default is higher for lower rated securities, the Adviser will try to minimize the risks inherent in investing in lower rated debt securities by engaging in credit analysis, diversification, and attention to current developments and trends affecting interest rates and economic conditions. The Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, have improved, or are expected to improve in the future.

         Unrated securities are not necessarily of lower quality than rated securities, but they may not be attractive to as may buyers. Each Fund's policies regarding lower rated debt securities is not fundamental and may be changed at any time without shareholder approval.

         While the market values of lower rated debt and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. A Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The existence of limited markets for lower rated debt and comparable unrated securities may diminish a Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

         Fixed-income securities, including lower rated debt securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Fund. If an issuer exercises these rights during periods of declining interest rates, a Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to a Fund.

         The market for certain lower rated debt and comparable unrated securities is relatively new and has not weathered a major economic recession. The effect that such a recession might have on such securities is not known. Any such recession, however, could disrupt severely the market for such securities and adversely affect the value of such securities. Any such economic downturn also could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Commercial Instruments

      Commercial Instruments consist of short-term U.S. dollar-denominated obligations issued by domestic corporations or issued in the U.S. by foreign corporations and foreign commercial banks. The Nations Prime Fund will limit purchases of commercial instruments to instruments which: (a) if rated by at least two Nationally Rated Statistical Rating Organizations ("NRSROs"), are rated in the highest rating category for short-term debt obligations given by such organizations, or if only rated by one such organization, are rated in the highest rating category for short-term debt obligations given by such organization; or (b) if not rated, are (i) comparable in priority and security to a class of short-term instruments of the same issuer that has such rating(s), or (ii) of comparable quality to such instruments as determined by Nations Fund, Inc.'s Board of Directors on the advice of the Adviser.

      Investments by a Fund in commercial paper will consist of issues rated in a manner consistent with such Fund's investment policies and objectives. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Adviser at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Funds as previously described.

      Variable-rate master demand notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. While some of these notes are not rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Adviser that similar criteria to that set forth above with respect to the issuers of commercial paper purchasable by the Nations Prime Fund are met. Variable-rate instruments acquired by a Fund will be rated at a level consistent with such Fund's investment objective and policies of high quality as determined by a major rating agency or, if not rated, will be of comparable quality as determined by the Adviser.

      Variable- and floating-rate instruments are unsecured instruments that permit the indebtedness thereunder to vary. While there may be no active secondary market with respect to a particular variable or floating rate instrument purchased by a Fund, a Fund may, from time to time as specified in the instrument, demand payment of the principal or may resell the instrument to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of an instrument if the issuer defaulted on its payment obligation or during periods when a Fund is not entitled to exercise its demand rights, and a Fund could, for these or other reasons, suffer a loss. A Fund may invest in variable and floating rate instruments only when the Adviser deems the investment to involve minimal credit risk. If such instruments are not rated, the Adviser will consider the earning power, cash flows, and other liquidity ratios of the issuers of such instruments and will continuously monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period specified in the instrument.

      The Nations Prime Fund also may purchase short-term participation interests in loans extended by banks to companies, provided that both such banks and such companies meet the quality standards set forth above.

Municipal Securities

      The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by a Fund are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

      Municipal securities may include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

      Municipal securities may include variable or floating rate instruments issued by industrial development authorities and other governmental entities. While there may not be an active secondary market with respect to a particular instrument purchased by a Fund, a Fund may demand payment of the principal and accrued interest on the instrument or may resell it to a third party as specified in the instruments. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of the instrument if the issuer defaulted on its payment obligation or during periods the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss.

      Some of these instruments may be unrated, but unrated instruments purchased by a Fund will be determined by the Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service. Where necessary to ensure that an instrument is of comparable "high quality," a Fund will require that an issuer's obligation to pay the principal of the note may be backed by an unconditional bank letter or line of credit, guarantee, or commitment to lend.

      Municipal securities may include participations in privately arranged loans to municipal borrowers, some of which may be referred to as "municipal leases." Generally such loans are unrated, in which case they will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be acquired by a Fund. Frequently, privately arranged loans have variable interest rates and may be backed by a bank letter of credit. In other cases, they may be unsecured or may be secured by assets not easily liquidated. Moreover, such loans in most cases are not backed by the taxing authority of the issuers and may have limited marketability or may be marketable only by virtue of a provision requiring repayment following demand by the lender. Such loans made by a Fund may have a demand provision permitting the Fund to require payment within seven days. Participations in such loans, however, may not have such a demand provision and may not be otherwise marketable. To the extent these securities are illiquid, they will be subject to each Fund's limitation on investments in illiquid securities. Recovery of an investment in any such loan that is illiquid and payable on demand may depend on the ability of the municipal borrower to meet an obligation for full repayment of principal and payment of accrued interest within the demand period, normally seven days or less (unless a Fund determines that a particular loan issue, unlike most such loans, has a readily available market). As it deems appropriate, the Adviser will establish procedures to monitor the credit standing of each such municipal borrower, including its ability to meet contractual payment obligations.

      Municipal securities may include units of participation in trusts holding pools of tax-exempt leases. Municipal participation interests may be purchased from financial institutions, and give the purchaser an undivided interest in one or more underlying municipal security. To the extent that municipal participation interests are considered to be "illiquid securities," such instruments are subject to each Fund's limitation on the purchase of illiquid securities. Municipal leases and participating interests therein which may take the form of a lease or an installment sales contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Interest payments on qualifying leases are exempt from Federal income taxes.

      In addition, certain of the Funds may acquire "stand-by commitments" from banks or broker/dealers with respect to municipal securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund's option specified Municipal Securities at a specified price. A Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise their rights thereunder for trading purposes.

      Although the Funds do not presently intend to do so on a regular basis, each may invest more than 25% of its total assets in municipal securities the interest on which is paid solely from revenues of similar projects if such investment is deemed necessary or appropriate by the Adviser. To the extent that more than 25% of a Fund's total assets are invested in Municipal Securities that are payable from the revenues of similar projects, a Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if its assets were not so concentrated.

Real Estate Investment Trusts

      A real estate investment trust ("REIT") is a managed portfolio of real estate investments which may include office buildings, apartment complexes, hotels and shopping malls. An Equity REIT holds equity positions in real estate, and it seeks to provide its shareholders with income from the leasing of its properties, and with capital gains from any sales of properties. A Mortgage REIT specializes in lending money to developers of properties, and passes any interest income it may earn to its shareholders.

      REITs may be affected by changes in the value of the underlying property owned or financed by the REIT, while Mortgage REITs also may be affected by the quality of credit extended. Both Equity and Mortgage REITs are dependent upon management skill and may not be diversified. REITs also may be subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code or 1986, as amended.

Additional Investment Limitations

      The most significant investment restrictions applicable to the Funds' investment programs are set forth in the Prospectuses under the heading "Investment Limitations." Additionally, as a matter of fundamental policy which may not be changed without a majority vote of a Fund's shareholders (as that term is defined under the heading "Investment Advisory, Administration, Custody, Transfer Agency, Shareholder Servicing and Distribution Agreements -- The Company and Its Common Stock" in this SAI), each Fund will not:

1. Borrow money or issue senior securities as defined in the 1940 Act except that (a) a Fund may borrow money from banks for temporary purposes in amounts up to one-third of the value of such Fund's total assets at the time of borrowing, provided that borrowings in excess of 5% of the value of such Fund's total assets will be repaid prior to the purchase of additional portfolio securities by such Fund, (b) a Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities, which commitments may be considered the issuance of senior securities, and (c) a Fund may issue multiple classes of shares in accordance with SEC regulations or exemptions under the 1940 Act. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

2. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except against the box.) For purposes of this restriction, the deposit or payment by the Fund of initial or maintenance margin connection with futures contracts and related options and options on securities is not considered to be the purchase of a security on margin.

3. Underwrite securities issued by any other person, except to the extent that the purchase of securities and the later disposition of such securities in accordance with the Fund's investment program may be deemed an underwriting. This restriction shall not limit a Fund's ability to invest in securities issued by other registered investment companies.

4. Invest in real estate or real estate limited partnership interests. (The Fund may, however, purchase and sell securities secured by real estate or interests therein or issued by issuers which invest in real estate or interests therein.) This restriction does not apply to real estate limited partnerships listed on a national stock exchange (e.g., the New York Stock Exchange).

5. Purchase or sell commodity contracts except that each Fund may, to the extent appropriate under its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts in accordance with its investment policies.

      In addition, certain non-fundamental investment restrictions are also applicable to various investment portfolios, including the following:

1. The Company will not purchase or retain the securities of any issuer if the officers, or directors of the Company, its advisers, or managers owning beneficially more than one half of one percent of the securities of each issuer together own beneficially more than five percent of such securities.

2. No Fund of the Company will purchase securities of unseasoned issuers, including their predecessors, that have been in operation for less than three years, if by reason thereof the value of such Fund's investment in such classes of securities would exceed 5% of such Fund's total assets. For purposes of this limitation, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets which have less than three years of continuous operation or relevant business experience.

3. No Fund will purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets except that: (a) this restriction shall not apply to standby commitments, (b) this restriction shall not apply to a Fund's transactions in futures contracts and related options, and (c) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

4. No Fund will invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of such Fund's assets, and no more than 2% of the value of the Fund's net assets may be invested in warrants that are not listed on the New York or American Stock Exchange (for purposes of this undertaking, warrants acquired by a Fund in units or attached to securities will be deemed to have no value).

5. Each of the Nations Prime Fund and the Nations Treasury Fund may not purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities and repurchase agreements fully collateralized by such obligations) if, immediately after such purchase, more than 5% of the value of the Fund's assets would be invested in the securities of such issuer. Notwithstanding the foregoing, up to 25% of each Fund's total assets may be invested for a period of three business days in the first tier securities of a single issuer without regard to such 5% limitation.

6. No Fund of the Company will purchase securities of companies for the purpose of exercising control.

7. No Money Market Fund of the Company will invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

8. No Non-Money Market Fund of the Company will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements, time deposits and GICs with maturities in excess of seven days, illiquid restricted securities, and other securities which are not readily marketable. For purposes of this restriction, illiquid securities shall not include securities which may be resold under Rule 144A and Section 4(2) of the Securities Act of 1933 that the Board of Directors, or its delegate, determines to be liquid, based upon the trading markets for the specific security.

9. No Fund of the Company will mortgage, pledge or hypothecate any assets except to secure permitted borrowings and then only in an amount up to one-third of the value of the Fund's total assets at the time of borrowing. For purposes of this limitation, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not considered to be a mortgage, pledge or hypothecation of assets.

10. No Fund of the Company will invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

         No Fund of the Company will purchase oil, gas or mineral leases or other interests (a Fund may, however, purchase and sell the securities of companies engaged in the exploration, development, production, refining, transporting and marketing of oil, gas or minerals).

                                 NET ASSET VALUE

Purchases and Redemptions

      See "How To Buy Shares" and "How To Redeem Shares" in the Prospectuses for a complete description of the manner in which shares of the various classes of the Funds may be purchased and redeemed.

      The Funds also are available for a variety of retirement plans, including IRAs, that allow investors to shelter some of their income from taxes. Investors should contact their Selling Agents for details concerning retirement plans.

      The right of redemption may be suspended or the date of payment postponed when (a) trading on the New York Stock Exchange is restricted, as determined by applicable rules and regulations of the SEC, (b) the New York Stock Exchange is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposal of portfolio securities or the valuation of the net assets of a Fund of the Company not reasonably practicable.

Investment Strategy

         Investing the same dollar amount at regular intervals is an investment strategy known as Dollar Cost Averaging. Using this strategy, investors purchase a greater number of shares when the fund's price is low and fewer shares when the price is high. As a result, the average purchase price for shares will be less than their average cost. Dollar Cost Averaging does not provide assurance of making a profit or any guarantee against loss in continually declining markets. Investors should evaluate whether they are able to make regular investments through periods of declining price levels before deciding to use this investment technique.

Net Asset Value Determination

      Shares of the common stock of each class of shares of each Fund that are offered by the Prospectuses are sold at their respective net asset value next determined after the receipt of the purchase order, plus any applicable sales charge. Shareholders may at any time redeem all or a portion of their shares at net asset value next determined following receipt of a redemption order, less any contingent deferred sales charge applicable to Investor Shares.

      The net asset value per share of each of the Funds is determined at the times and in the manner described in the Prospectuses.

      The securities of the Money Market Funds are valued on the basis of amortized cost, as are short-term obligations (with maturities of 60 days or less) held by any Fund. This method values a security at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if the security were sold. During such periods, the daily yield on shares of a Fund's class computed as described under "Yield Information" may differ somewhat from an identical computation made by another investment company with identical investments utilizing available indications as to the market value of its portfolio securities.

      The valuation of the portfolio instruments based upon their amortized cost and the concomitant attempt to maintain the net asset value per share of $1.00 for the Money Market Funds is permitted in accordance with applicable rules and regulations of the SEC which require each such Fund to adhere to certain conditions, which are more fully described in the Prospectuses for the Money Market Funds.

      With respect to the Equity Income and International Equity Funds, a security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each
security  traded  in  the   over-the-counter   market  (but  not  including
securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. With respect to the Government Securities Fund, securities may be valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate maturity and seasoning differential. Securities for which prices are not provided by the pricing service are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities.

      With respect to the Equity Income, Government Securities and International Equity Funds, securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost, which approximates market value.

      Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith by the directors.

      For purposes of determining the net asset value per Share of the International Equity Fund, all assets and liabilities of the International Equity Fund initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Exchanges

      By use of the exchange privilege, the holder of Investor Shares and/or Primary Shares authorizes the transfer agent or the shareholder's financial institution to rely on telephonic instructions from any person representing himself to be the investor and reasonably believed to be genuine. The transfer agent's or a financial institution's records of such instructions are binding. Exchanges are taxable transactions for Federal income tax purposes; therefore, a shareholder will realize a capital gain or loss depending on whether the Investor Shares and/or Primary Shares being exchanged have a value which is more or less than their adjusted cost basis.

      The Company may limit the number of times the exchange privilege may be exercised by a shareholder within a specified period of time. Also, the exchange privilege may be terminated or revised at any time by Nations Fund, Inc. upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that the exchange privilege may be terminated or materially revised without notice under certain unusual circumstances.

      The Prospectuses for the Investor Shares and Primary Shares of each Fund describe the exchange privileges available to holders of such Investor Shares and Primary Shares, respectively.

                              DESCRIPTION OF SHARES

Dividends and Distributions

      Nations Prime and Treasury Funds. All of the net investment income earned by each of the Money Market Funds is declared daily as a dividend to the shareholders of record of each class of shares of each Fund. The Investor A, Investor B, Investor C and Primary B Shares of each such Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the Rule 12b-1 Plans and/or the Shareholder Servicing Plans or Shareholder Administration Plan and/or Shareholder Administration Agreements applicable to each such class of shares. Consequently, a separate calculation shall be made to arrive at the dividends of each class of shares. Dividends normally accrue on the first day that a purchase order is effective but not on the date that a redemption order is effective. Thus, if a purchase order is accepted prior to 12:00 noon Eastern Standard Time, the shareholder will receive dividends beginning that day. All dividends declared during a month will be paid in cash within five business days after the end of the month. If a shareholder of record redeems all of the shares in its account at any time during the month, all dividends declared through the date of redemption are paid to the shareholder along with the proceeds of the redemption within five business days of the redemption.

      Equity Income Fund and International Equity Fund. Dividends and distributions from net investment income, if any, are declared and paid quarterly, and capital gains distributions are declared and paid annually. The Investor A, Investor C, Investor N and Primary B Shares of the Funds shall accrue an additional expense not borne by the Primary A Shares as a result of the applicable Rule 12b-1 Plan and/or Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Funds.

      Government Securities Fund. Dividends and distributions from net investment income are declared daily and paid monthly, and capital gains distributions are declared and paid annually. The Investor A, Investor C, Investor N and Primary B Shares of the Fund shall accrue an additional expense not borne by the Primary A Shares as a result of the 12b-1 Plans and the Shareholder Servicing Plan or Shareholder Administration Plan and/or Shareholder Administration Agreements. Consequently, a separate calculation shall be made to arrive at the net asset value per share and dividends of each class of shares of the Fund.

      With respect to the Money Market Funds, net investment income for dividend purposes consists of (i) interest accrued and original issue discount earned on a Fund's assets, (ii) plus the amortization of market discount and minus the amortization of market premium on such assets, (iii) less accrued expenses directly attributable to the Fund and the general expenses of Nations Fund prorated to a Fund on the basis of its relative net assets. With respect to the Non-Money Market Funds, net income for dividend purposes consists of (i), (ii) and (iii) above, plus dividend or distribution income on the Fund's assets.

                     ADDITIONAL INFORMATION CONCERNING TAXES

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

      The Company has received a private letter ruling from the Internal Revenue Service to the effect that: (i) the differing fees imposed on Primary A, Primary B, Investor A, Investor C, Daily and Investor N Shares with respect to servicing, distribution and administrative support services, and transfer agency arrangements; the differing sales charges on purchases and redemptions of such shares; and the Investor C Shares of the Non-Money Market Funds conversion feature, applicable to shares purchased prior to April 1, 1994, does not result in the Company's dividends or distributions constituting "preferential dividends" under the Internal Revenue Code of 1986, as amended (the "Code"); and
(ii) the Investor C Shares conversion feature does not constitute a taxable event under the federal income tax law.

Qualification as a Regulated Investment Company

      Each Fund expects to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code some of which are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.

      In addition to satisfying the Distribution Requirement, a regulated investment company must (i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (ii) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months ("Short-Short Gains"). However, foreign currency gains, including those derived from options, futures and forwards, will not be characterized as Short-Short Gain if they are directly related to the regulated investment company's principal business of investing in stock or securities (or options or futures thereon). Because of the limitations on Short-Short Gains, a Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gains limitations will not prevent a Fund from disposing of specific investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for purposes of Short-Short Gains. Interest (including original issue discount) received by a Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security for purposes of Short-Short Gains. However, income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

      In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including tax-exempt obligations purchased after April 30, 1993) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Section 988 of the Code, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss.

      In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (i) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (ii) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (iii) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of Short-Short Gains, the holding period of the asset disposed of may be reduced only in the case of clause (i) above. In addition, a Fund may be required to defer the recognition of loss on the disposition of an asset held as part of a straddle may be deemed to the extent of any unrecognized gain on the offsetting position.

      Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gains, the holding period of an option written by a Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into. Accordingly, a Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

      Transactions that may be engaged in by certain of the Funds (such as futures contracts and options on stock indices and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss arising from the actual or deemed disposition of a Section 1256 contract is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Internal Revenue Service has held in several private rulings that gains arising from Section 1256 contracts will not be treated as Short-Short Gains if the gains arise from a deemed disposition. A Fund may elect not to have this special tax treatment apply to Section 1256 contracts that are part of "mixed straddles" with other investments of the Fund that are not
Section 1256 contracts.

      A regulated investment company, in determining its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, must generally treat all or part of any net capital loss, or net long-term capital loss incurred after October 31 as if they had been incurred in the succeeding year. Treasury regulations similarly provide that a regulated investment company can elect to defer until the next taxable year recognition of its net capital loss and net currency loss, to the extent such losses arise after October 31 of the current taxable year, in determining its investment company taxable income.

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits.

Excise Tax on Regulated Investment Companies

      A non-deductible 4% excise tax will be imposed on each Fund (other than to the extent of the Fund's tax-exempt income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. Each Fund will either actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of the calendar year and, thus, expects not to be subject to the excise tax.

Distributions and Other Matters

      For purposes of the corporate alternative minimum tax (the "AMT") and the "environmental tax," the corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's alternative minimum taxable income ("AMTI"). However, corporate shareholders will generally be required to take the full amount of any dividend received from
the  Equity  Income  Fund  into  account   (without  a   dividends-received
deduction) in determining its adjusted current earnings.

      The International Equity Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs"). If this Fund invests in a PFIC, it may be subject to U.S. federal income tax and certain interest charges on a portion of any "excess distribution" investment and any gain arising from the disposition thereof, irrespective of whether the Fund distributes all of its investment company taxable income and net capital gain to its shareholders. Gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long such PFICs are held. However, the International Equity Fund may elect to treat any PFIC in which it invests as a "qualified electing fund." If the Fund makes this election, it would, in lieu of the foregoing, include in its income its share of the PFIC's ordinary income and net capital gain, even if such included amounts are not distributed to the Fund. Accordingly, such amounts would be subject to the 90% and excise tax distribution requirements described above. The International Fund intends to make a qualified electing fund election for every PFIC in which it invests.

      Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his/her shares; any excess will be treated as gain from the sale of his/her shares, as discussed below.

      Prior to purchasing shares in one of the Non-Money Market Funds, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, even though such distributions economically constitute a return of capital to the shareholder.

Sale or Redemption of Shares

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund (or substantially identical shares) within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital in nature and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent capital gains plus, in the case of a taxpayer filing an individual tax return, $3,000 of ordinary income.

      If a shareholder (i) incurs a sales load in acquiring shares of a Fund,
(ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

      Nations Fund, Inc. may make payment for redemptions in readily marketable securities or other property if it is appropriate to do so in light of Nations Fund, Inc.'s responsibilities under the 1940 Act. Such payments in-kind shall also result in recognized gain or loss, and most likely be capital in nature, to a redeeming shareholder on the difference between the fair market value of the securities received and the shareholder's adjusted tax basis in the Fund shares sold or redeemed.

Tax Rates

      As of the printing of this SAI, the maximum individual tax rate applicable to ordinary income is 39.6% (marginal rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax rate applicable to ordinary income and net capital gains is 35% (however, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of income tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000).

Foreign Shareholders

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower applicable treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, capital gain dividends and exempt-interest dividends and amounts retained by a Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens, U.S. residents or domestic corporations.

      In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Effect of Future Legislation;  Local Tax Considerations

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

      Rules of state and local taxation for ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Distributions of net investment income may be taxable to shareholders as dividend income under state or local law even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations, which, if realized directly, would be exempt from such taxes. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Funds.

                             DIRECTORS AND OFFICERS

      The directors and executive officers of the Company and their principal occupations during the last five years are set forth below. The address of each, unless otherwise indicated, is 111 Center Street, Little Rock, Arkansas 72201. Those directors who are "interested persons" of the Company (as defined in the 1940 Act) are indicated by an asterisk(*).

                                                                                  Principal Occupations
                                                                                  During Past 5 Years
                                                        Position with             and Current
Name Address and Age                                     the Company              Directorships



Edmund L. Benson, III, 59                                 Director                Director, President and
Saunders & Benson, Inc.                                                           Treasurer, Saunders & Benson,
728 East Main Street                                                              Inc. (Insurance); Trustee,
Suite 400                                                                         Nations Institutional Reserves
Richmond, VA 23219                                                                and Nations Fund Trust, Director,
                                                                                  Nations Fund, Inc. and Nations
                                                                                  Fund Portfolios, Inc.

James Ermer, 54                                           Director                Senior Vice President- Finance,
13705 Hickory Nut Point                                                           CSX Corporation (transportation
Midlothian, VA  23112                                                             and natural resources); Director,
                                                                                  National Mine Service; Director,
                                                                                  Lawyers Title Corporation;
                                                                                  Trustee, Nations Institutional
                                                                                  Reserves and Nations Fund Trust;
                                                                                  Director, Nations Fund, Inc. and
                                                                                  Nations Fund Portfolios, Inc.

William H. Grigg, 63                                      Director                Since April 1994, Chairman and
Duke Power Co.                                                                    Chief Executive Officer; November
422 South Church Street                                                           1991 to April 1994, Vice
PB04G                                                                             Chairman, Duke Power Co.; from
Charlotte, NC 28242-0001                                                          April 1988 to November 1991,
                                                                                  Executive Vice President Customer
                                                                                  Group, Duke Power Co.; Director,
                                                                                  Hatteras Income Securities,  Inc.,
                                                                                  Nations



                                       32




                                                                                  Government Income Term
                                                                                  Trust 2003, Inc., Nations
                                                                                  Government Income Term
                                                                                  Trust 2004, Inc., Nations
                                                                                  Balanced Target Maturity
                                                                                  Fund, Inc., Nations
                                                                                  Fund, Inc. and Nations Fund
                                                                                  Portfolios, Inc.; Trustee, Nations
                                                                                  Institutional Reserves and Nations
                                                                                  Fund Trust.


Thomas F. Keller, 65                                      Director                R.J. Reynolds Industries
Fuqua School of Business                                                          Professor of Business
P.O. Box 90120                                                                    Administration and Dean, Fuqua
Duke University                                                                   School of Business, Duke
Durham, NC 27708                                                                  University; Director, LADD Furniture,
                                                                                  Inc.; Director, Wendy's International
                                                                                  Mentor Growth Fund, and Cambridge
                                                                                  Trust; Director, Hatteras
                                                                                  Income Securities, Inc., Nations Government
                                                                                  Income Term Trust 2003, Inc., Nations Government
                                                                                  Income Term Trust 2004, Inc., Nations Balanced
                                                                                  Target Maturity Fund, Inc., Nations Fund,
                                                                                  Inc. and Nations Fund Portfolios, Inc.;
                                                                                  Trustee, Nations Institutional Reserves
                                                                                  and Nations Fund Trust.

Carl E. Mundy, Jr., 61                                    Director                Commandant, United States Marine
9308 Ludgate Drive                                                                Corps, from July 1991 to July
Alexandria, VA  22309                                                             1995; Commanding General, Marine
                                                                                  Forces Atlantic, from June 1990
                                                                                  to June 1991; Director, Nations
                                                                                  Fund, Inc. and Nations Fund
                                                                                  Portfolios, Inc.; Trustee,
                                                                                  Nations Institutional Reserves
                                                                                  and Nations Fund Trust.

A. Max Walker*, 74                           President, Director and              Financial consultant; Formerly,
4580 Windsor Gate Court                      Chairman of the Board                President, A. Max Walker, Inc.;
Atlanta, GA 30342                                                                 Director and Chairman of the
                                                                                  Board, Hatteras Income
                                                                                  Securities, Inc., Nations
                                                                                  Government Income Term Trust
                                                                                  2003, Inc., Nations Government
                                                                                  Income Term Trust 2004, Inc.,
                                                                                  Nations Balanced Target
                                                                                  Maturity Fund, Inc., Nations
                                                                                  Fund, Inc. and Nations Fund
                                                                                  Portfolios. Inc.; President and
                                                                                  Chairman of the Board of
                                                                                  Trustees, Nations Institutional


                                       33

                                                                                  Reserves and Nations Fund Trust.

Charles B. Walker, 57                                     Director                Since 1989, Director, Executive
Ethyl Corporation                                                                 Vice President, Chief Financial
330 South Fourth Street                                                           Officer and Treasurer, Ethyl
Richmond, VA 23219                                                                Corporation (chemicals, plastics,
                                                                                  and aluminum manufacturing);
                                                                                  since 1994, Vice Chairman, Ethyl
                                                                                  Corporation and Vice Chairman,
                                                                                  Chief Financial Officer and
                                                                                  Treasurer, Albemarle Corporation,
                                                                                  Director, Nations Fund, Inc. and
                                                                                  Nations Fund Portfolios, Inc.;
                                                                                  Trustee, Nations Institutional
                                                                                  Reserves and Nations Fund Trust.

Thomas S. Word, Jr.*, 58                                  Director                Partner, McGuire Woods Battle &
McGuire, Woods, Battle & Boothe                                                   Boothe (law); Director, Vaughan
One James Center                                                                  Bassett Furniture Company,
Richmond, VA  23219                                                               Director VB Williams Furniture
                                                                                  Company, Inc.; Director, Nations
                                                                                  Fund, Inc. and Nations Fund
                                                                                  Portfolios, Inc.; Trustee,
                                                                                  Nations Institutional Reserves
                                                                                  and Nations Fund Trust.

Richard H. Blank, Jr., 40                                 Secretary               Since 1994, Vice President of
Stephens Inc.                                                                     Mutual Fund Services, Stephens
                                                                                  Inc. 1990 to 1994, Manager Mutual
                                                                                  Fund Services, Stephens Inc. 1983
                                                                                  to 1990, Associate in Corporate
                                                                                  Finance Department, Stephens
                                                                                  Inc.; Secretary, Nations
                                                                                  Institutional Reserves, Nations
                                                                                  Fund Trust, Nations Fund, Inc.
                                                                                  and Nations Fund Portfolios, Inc.

Michael W. Nolte, 35                                 Assistant Secretary          Associate, Financial Services
Stephens Inc.                                                                     Group of Stephens Inc.

Louise P. Newcomb, 44                                Assistant Secretary          Corporate Syndicate Associate,
Stephens Inc.                                                                     Stephens Inc.

James E. Banks, 40                                   Assistant Secretary          Since 1993, Attorney, Stephens
Stephens Inc.                                                                     Inc.; Associate Corporate
                                                                                  Counsel, Federated Investors;
                                                                                  from 1991 to 1993, Staff
                                                                                  Attorney, Securities and
                                                                                  Exchange Commission from
                                                                                  1988 to 1991
                                       34



Richard H. Rose, 41                                       Treasurer               Since 1994, Vice President,
First Data Investor Services Group, Inc.                                          Division Manager, First Data
(formerly, The Shareholder Services Group,                                        Investor Services Group, Inc.
Inc.)                                                                             since 1988, Senior Vice
One Exchange Place                                                                President, The Boston Company
Boston, MA 02109                                                                  Advisors. Inc.; Treasurer,
                                                                                  Nations Institutional Reserves,
                                                                                  Nations Fund Trust, Nations Fund,
                                                                                  Inc. and Nations Fund Portfolios,
                                                                                  Inc.

Joseph C. Viselli, 32                                Assistant Treasurer          Since 1994, Director, First Data
First Data Investor Services Group, Inc.                                          Investor Services Group, Inc.,
One Exchange Place                                                                since 1992, Assistant Vice
Boston, MA 02109                                                                  President, The Boston Company
                                                                                  Advisors, Inc., since 1989,
                                                                                  Senior Accountant, Price
                                                                                  Waterhouse LLP

Susan Manter, 42                                     Assistant Treasurer          Since 1996, Vice President, First
First Data Investor Services                                                      Data Investor Services Group,
   Group Inc.                                                                     Inc., since 1994, Vice President,
One Exchange Place                                                                Scudder Stevens and Clark, Inc.,
Boston, MA  02109                                                                 previously Senior Manager,
                                                                                  Coopers & Lybrand LLP




     Mr. Rose serves as Treasurer to certain other investment companies for which First Data Investors Services Group, Inc.(formerly, The Shareholder Services Group, Inc.) (the "Co-Administrator") or its affiliates serve as sponsor, distributor, administrator and/or investment adviser.

     Each Director of the Company is also a Trustee of Nations Fund Trust and Nations Institutional Reserves and a Director of Nations Fund Portfolios, Inc., each a registered investment company that is part of the Nations Fund Family. Richard H. Blank, Jr., Richard H. Rose, Joseph C. Viselli, Susan Manter, Michael
W. Nolte, Louise P. Newcomb and James E. Banks. Jr. also are officers of Nations Fund Trust, Nations Institutional Reserves and Nations Fund, Portfolios, Inc.

      Each Director receives (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors (or committee thereof). All Directors receive reimbursements for expenses related to their attendance at meetings of the Board of Directors. Officers receive no direct remuneration in such capacity from the Company. No person who is an officer, director, or employee of Nations Bank or its affiliates serves as an officer, Director or employee of the company. As of the date of this SAI, the directors and officers of the Company as a group owned less than 1% of the outstanding shares of each of the Funds.

      The Company has adopted a Code of Ethics which, among other things, prohibits each access person of the Company from purchasing or selling securities when such person knows or should have known that, at the time of the transaction, the security (i) was being considered for purchase or sale by a Fund, or (ii) was being purchased or sold by a Fund. For purposes of the Code of Ethics, an access person means (i) a director or officer of the Company, (ii) any employee of the Company (or any company in a control relationship with the Company) who, in the course of his/her regular duties, obtains information about, or makes recommendations with respect to, the purchase or sale of securities by the Company, and (iii) any natural person in a control relationship with the Company who obtains information concerning recommendations made to the Company regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions, including a requirement that they disgorge to the Company any profits realized on short-term trading (i.e., the purchase/sale or sale/purchase of securities within any 60-day period). The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Code of Ethics generally requires that the Company's access persons, other than its "disinterested" directors, submit reports to the Company's designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund.

Nations Funds Retirement Plan

      Under the terms of the Nations Funds Retirement Plan for Eligible Directors (the "Retirement Plan"), each director may be entitled to certain benefits upon retirement from the Board of Directors. Pursuant to the Retirement Plan, the normal retirement date is the date on which the eligible director has attained age 65 and has completed at least five years of continuous service with one or more of the open-end investment companies ("Funds") advised by the Adviser. If a director retires before reaching age 65, no benefits are payable. Each eligible director is entitled to receive an annual benefit from the Funds commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of the aggregate director's fees payable by the Funds during the calendar year in which the director's retirement occurs multiplied by the number of years of service (not in excess of ten years of service) completed with respect to any of the Funds. Such benefit is payable to each eligible director in quarterly installments for a period of no more than five years. If an eligible director dies after attaining age 65, the director's surviving spouse (if any) will be entitled to receive 50% of the benefits that would have been paid (or would have continued to have been paid) to the director if he had not died. The Retirement Plan is unfunded. The benefits owed to each director are unsecured and subject to the general creditors of the Funds.

Nations Funds Deferred Compensation Plan

      Under the terms of the Nations Funds Deferred Compensation Plan for Eligible Directors (the "Deferred Compensation Plan"), each director may elect, on an annual basis, to defer all or any portion of the annual board fees (including the annual retainer and all attendance fees) payable to the director for that calendar year. An application was submitted to and approved by the SEC to permit deferring directors to elect to tie the rate of return on fees deferred pursuant to the Deferred Compensation Plan to one or more of certain investment portfolios of certain Funds. Distributions from the deferring directors' deferral accounts will be paid in cash, in generally equal quarterly installments over a period of five years beginning on the date the deferring director's retirement benefits commence under the Retirement Plan. The Board of Directors, in its sole discretion, may accelerate or extend such payments after a director's termination of service. If a deferring director dies prior to the commencement of the distribution of amounts in his deferral account, the balance of the deferral account will be distributed to his designated beneficiary in a lump sum as soon as practicable after the director's death. If a deferring director dies after the commencement of such distribution, but prior to the complete distribution of his deferral account, the balance of the amounts credited to his deferral account will be distributed to his designated beneficiary over the remaining period during which such amounts were distributable to the director. Amounts payable under the Deferred Compensation Plan are not funded or secured in any way and deferring directors have the status of unsecured creditors of the Funds from which they are deferring compensation.

                               COMPENSATION TABLE



                          Aggregate                          Estimated Annual
                        Compensation  Pension or Retirement   Benefits Upon  Total Compensation from
      Name of Person       from        Benefits Accrued as      Retirement    Registrant and Fund
       Position (1)    Registrant (2) Part of Fund Expenses                       Complex(3)(4)
Edmund L. Benson, III,      $10,570          $19,488             $21,000             $49,119
Trustee
James Ermer                   9,000           19,488              21,000             44,250
Trustee
William H. Grigg             10,599           19,488              21,000             66,397
Trustee
Thomas F. Keller             11,689           19,488              21,000             68,597
Trustee
A. Max Walker                11,500           19,488              25,000             75,250
Chairman of the Board
Charles B. Walker             8,500           19,488              21,000             43,750
Trustee
Thomas S. Word               11,681           19,488              21,000             51,579
Trustee
Carl E. Mundy, Jr.            5,750                0              21,000             25,875
Trustee


(1) All directors receive reimbursements for expenses related to their attendance at meetings of the Board of Directors. Officers of the Company receive no direct remuneration in such capacity from the Company.

(2)  For the twelve-month period ended March 31, 1996. Each Director receives
     (i) an annual retainer of $1,000 ($3,000 for the Chairman of the Board) plus $500 for each Fund of the Company, plus (ii) a fee of $1,000 for attendance at each "in-person" meeting of the Board of Directors (or committee thereof) and $500 for attendance at each other meeting of the Board of Directors (or Committee thereof).

(3) Messrs. Grigg, Keller and A.M. Walker receive compensation from eight investment companies, including the Company, that are deemed to be part of the Nations Fund "fund complex," as that term is defined under Rule 14a-101 of the Securities Exchange Act of 1934, as amended. Messrs. Benson, Ermer,
     C. Walker, Mundy and Word receive compensation from four investment companies, including the Company, deemed to be part of the Nations Fund complex.

(4) Total compensation amounts include deferred compensation (including interest) payable to or accrued for the following Directors: Edmund L. Benson, III ($25,744); William H. Grigg ($47,897); Thomas F. Keller ($51,596); and Thomas S. Word ($54,579).

                  INVESTMENT ADVISORY, ADMINISTRATION, CUSTODY,
       TRANSFER AGENCY, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS

The Company and Its Common Stock

      The Company is an open-end diversified management investment company organized as a corporation under the laws of the State of Maryland on December 13, 1983. The Company had no operations prior to December 15, 1986. Effective October 2, 1989, the Company changed its name from Silver Star Fund, Inc. to Hatteras Funds, Inc., effective May 1, 1992 the Company began doing business under the name Nations Fund Portfolios and effective September 24, 1992 the Company changed its name to Nations Fund, Inc. The Company's fiscal year end is March 31; prior to 1996, the Company's fiscal year end was May 31. The Company offers shares of common stock which represent interests in one of five separate Funds. This SAI relates to the following Funds of the Company: the Nations Prime Fund, the Nations Treasury Fund, the Nations Equity Income Fund, the Nations Government Securities Fund and the Nations International Equity Fund (collectively, the "Funds"). Each Fund offers the following separate classes of shares (Primary A Shares, Primary B Shares, Investor A Shares, Investor B, Investor C and Daily Shares) of the Money Market Funds and (Primary A Shares, Primary B Shares, Investor A Shares, Investor C Shares and Investor N Shares) of the Non-Money Market Funds. Shares of each Fund of the Company are redeemable at the net asset value (less any applicable contingent deferred sales charge ("CDSC") thereof at the option of the holders thereof or in certain circumstances at the option of the Company. For information concerning the methods of redemption and the rights of share ownership, consult the Prospectuses under the captions "How To Buy Shares," "How To Redeem Shares" and "Organization And History."

      As used in this SAI and in the Prospectuses, the term "majority of the outstanding shares" of the Company, a particular Fund or a particular class of shares of a Fund means, respectively, the vote of the lesser of (i) 67% or more of the shares of the Company, Fund or class (as appropriate) present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares entitled to vote, are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Company, Fund or class.

      The Board of Directors may classify or reclassify any unissued shares of the Company into shares of any class, classes or Fund in addition to those already authorized by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares and, pursuant to such classification or reclassification to increase or decrease the number of authorized shares of any Fund or class. Any such classification or reclassification will comply with the provisions of the 1940 Act. Fractional shares shall have the same rights as full shares to the extent of their proportionate interest.

      Because certain of the Prospectuses combine disclosure on two separate open-end management investment companies, there is a possibility that one investment company might become liable for a misstatement, inaccuracy or incomplete disclosure in such Prospectuses concerning the other investment company. Nations Fund Trust and Nations Fund, Inc. have entered into an indemnification agreement that creates a right of indemnification from the investment company responsible for any such misstatement, inaccuracy or incomplete disclosure that may appear in such Prospectuses.

Investment Adviser

     Effective January 1, 1996, NBAI began serving as investment adviser to the Funds, pursuant to an Investment Advisory Agreement dated January 1, 1996. Effective January 1, 1996, TradeStreet began serving as sub-investment adviser to the Prime Fund, the Treasury Fund, the Equity Income Fund and the Government Securities Fund pursuant to a Sub-Advisory Agreement dated January 1, 1996. Gartmore serves as sub-investment adviser to the International Equity Fund pursuant to a Sub-Advisory Agreement dated January 1, 1996.

      NBAI also serves as the investment adviser to Nations Fund Trust, Nations Institutional Reserves and Nations Fund Portfolios, Inc., each a registered investment company that is part of the Nations Fund Family. In addition, NBAI serves as the investment advisor to Hatteras Income Securities, Inc., Nations Government Income Term

Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc., each a closed-end diversified management investment company traded on the New York Stock Exchange. TradeStreet also serves as the sub-investment adviser to Nations Fund Trust, Nations Institutional Reserves, Hatteras Income Securities, Inc., Nations Government Income Term Trust 2003, Inc., Nations Government Income Term Trust 2004, Inc. and Managed Balanced Target Maturity Fund, Inc. Gartmore also serves as sub-investment adviser to Nations Fund Portfolios, Inc.

      NBAI and TradeStreet are each wholly owned subsidiaries of Nations Bank, N.A. ("NationsBank"), which in turn is a wholly owned banking subsidiary of NationsBank Corporation, a bank holding company organized as a North Carolina corporation. Gartmore is a joint venture structured as a Delaware general partnership between NB Partner Corp., a wholly owned subsidiary of NationsBank and Gartmore U.S. Limited, an indirect wholly owned subsidiary of Gartmore Investment Management plc ("Gartmore plc"), a publicly listed U.K. company. National Westminster Bank plc and affiliated parties (collectively, "NatWest) own 100% of the equity of Gartmore plc. Gartmore is a registered investment adviser in the United States and a member of the Investment Management Regulatory Organization Limited, a U.K. regulatory authority. The respective principal offices of NBAI, TradeStreet and Gartmore are located at One NationsBank Plaza, Charlotte, N.C. 28255.

         Prior to April 10, 1996, the predecessor to Gartmore, Nations Gartmore Investment Management ("Nations Gartmore"), provided sub-advisory services to NBAI and Nations International Equity Fund. Nations Gartmore was a joint venture structured as a general partnership between NB Partner Corp. and Gartmore U.S. Limited. On April 10, 1996, NatWest purchased control of Gartmore plc from Compagnie de Suez, S.A. and affiliated entities (collectively, "Compagnie de Suez") through a two-part transaction involving (1) the direct purchase from Compagnie de Suez of its indirect subsidiary Indosuez UK Asset Management Limited, which held 75% of the outstanding voting shares of Gartmore plc; and
(2) the acquisition of the remaining portion of Gartmore plc's shares held by public shareholders through a tender offer. This acquisition resulted in the change of control of Nations Gartmore and the creation of a successor entity, Gartmore. On July 17, 1996, the shareholders of Nations International Equity Fund approved the new sub-advisory arrangements with Gartmore. There were no material changes to the personnel who provided service to Nations International Equity Fund, and the change in ownership did not result in a change in the level of service provided Nations International Equity Fund or the level of sub-advisory fees.


      Prior to January 1, 1996, NationsBank served as investment adviser to the Funds. Since 1874, NationsBank and its predecessors have been managing money for foundations, universities, corporations, institutions and individuals. It is a company dedicated to a goal of providing responsible investment management and superior service. NationsBank is recognized for its sound investment approaches, which place it among the nation's foremost financial institutions. NationsBank and its affiliated organizations make available a wide range of financial services to its over 6 million customers through over 1700 banking and investment centers. Approximately 12 of NationsBank personnel are involved in stock and bond research.

      NationsBank restructured its investment management division as of January 1, 1996 by reorganizing the division into two separate, wholly owned advisory subsidiaries, NBAI and TradeStreet. The restructuring resulted in the transfer of the division's investment management and advisory functions to NBAI, and the its day to day investment company portfolio management functions to TradeStreet. The investment professionals who performed investment company management functions and who managed the companies portfolios as employees of NationsBank continue to perform such services as employees of NBAI and TradeStreet, respectively. The restructuring did not change the scope and nature of investment advisory services provided to the relevant Funds. The restructuring, and related Investment Advisory Agreements and Sub-Advisory Agreements, were approved by the Board of Directors of the Company at the October 12-13, 1995 Board Meeting.

      Pursuant to the terms of the Investment Advisory Agreement and Sub-Advisory Agreements (at times, the "Advisory Agreements") with NBAI, TradeStreet and Gartmore, respectively, subject at all times to the control of the Company's Board of Directors and in conformance with the stated policies of the Company, NBAI, TradeStreet and Gartmore each selects and manages the investments of the Funds. Each such advisory entity obtains and evaluates economic, statistical and financial information to formulate and implement investment policies for the Funds.

      The Advisory Agreements for NBAI and TradeStreet each provides that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties thereunder on the part of NBAI or Trade Street, respectively, or any of their respective officers, directors, employees or agents, NBAI or TradeStreet shall not be subject to liability to the Company or to any shareholder of the Company for any act or omission in the course of, or connected with, rendering services under thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

      The Investment Advisory Agreement with NBAI shall become effective with respect to a Fund if and when approved by the Directors of the Company, and if so approved, shall thereafter continue from year to year, provided that such continuation of the Agreement is specifically approved at least annually by (a)
(i) the Company's Board of Directors or (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund) or by NBAI on 60 days' written notice.

      The Sub-Advisory Agreement with TradeStreet shall become effective with respect to each Fund as of its execution date and, unless sooner terminated, shall continue in full force and effect for one year, and may be continued with respect to each Fund thereafter, provided that the continuation of the Agreement is specifically approved at least annually by (a) (i) the Company's Board of Directors (ii) the vote of "a majority of the outstanding voting securities" of a Fund (as defined in Section 2(a)(42) of the 1940 Act), and (b) the affirmative vote of a majority of the Company's Directors who are not parties to such Agreement or "interested persons" (as defined in the 1940 Act) of a party to such Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable with respect to a Fund at any time without penalty by the Company (by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund), or by NBAI, or by TradeStreet on 60 days' written notice.

      The Sub-Advisory Agreement with Gartmore provides that Gartmore shall not be liable to the Company or to its shareholders for any act or omission by Gartmore or for any loss sustained by the Company or by its shareholders except in the case of Gartmore's willful misfeasance, bad faith, gross negligence or reckless disregard of duty on the part of Gartmore, as the case may be.

      NBAI, TradeStreet and Gartmore may waive a portion of their fees; however, any such waiver may be discontinued at any time. As discussed under the caption "Expenses," NBAI, TradeStreet and Gartmore will be required to reduce their fees from the Funds, in direct proportion to the fees payable by the Funds to NBAI, TradeStreet, Gartmore and the Administrator, if the expenses of the Funds exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

      Prior to January 1, 1996, NationsBank served as investment adviser to the Funds pursuant to Investment Advisory Agreements approved by the Company's Board of Directors on August 3, 1988 with respect to the Prime and Treasury Funds and by the shareholders on September 30, 1988 with respect to the Prime and Treasury Funds. The Advisory Agreements with respect to the Equity Income Fund and the Government Securities Fund were approved by the Company's Board of Directors on March 22, 1991, and by the shareholders of those Funds on September 6, 1991. The Advisory and Sub-Advisory Agreements with respect to the International Equity Fund were approved by the Company's Board of Directors on January 26, 1995 and by the public shareholders of the International Equity Fund on March 31, 1995.

         Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NationsBank and/or its wholly-owned affiliate NBAI, received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NationsBank and/or its wholly-owned affiliate NBAI, the advisory fees waived and expense reimbursements where applicable for the period from June 1, 1995 to March 31, 1996.

                                          ADVISORY FEES

                                        Period Ended March 31, 1996
                          Net Amt.           Amount          Reimbsd.
                          Paid               Waived          by Advsr.

Nations Prime Fund       $ 6,265,471.00      $ 726,242.00      $  0
Nations Treasury Fund      4,417,264.00        552,985.00         0
Nations Equity Income
   Fund                    2,329,896.00             0             0
Nations International
   Equity Fund             5,291,343.00         84,472.00         0
Nations Government
   Securities Fund            468,579.00       147,897.00         0



         Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NBAI received fees from the Funds for its services as outlined in the following chart, which states the net sub-advisory fees paid to TradeStreet on behalf of each Fund (except the International Equity Fund), and Gartmore on behalf of the International Equity Fund, the sub-advisory fees waived and expense reimbursements where applicable for the fiscal period from January 1, 1996 to March 31, 1996.

                                          ADVISORY FEES

                                        Period Ended March 31, 1996
                          Net Amt.           Amount          Reimbsd.
                          Paid               Waived          by Advsr.

Nations Prime Fund       $ 563,821.51         $  0             $  0
Nations Treasury Fund      356,560.15            0                0
Nations Equity Income
   Fund                    212,221.62            0                0
Nations International
   Equity Fund                   0               0                0
Nations Government
   Securities Fund          47,092.65            0                0

         Subject to reduction in accordance with the expense limitation provisions which may be imposed by states in which the Funds' shares are qualified for sale, NationsBank received fees from the Funds for its services as outlined in the following chart, which states the net advisory fees paid to NationsBank, the advisory fees waived and expense reimbursements where applicable for the fiscal years ended May 31, 1995 and 1994 where applicable.

                                  ADVISORY FEES



                                        FY 1995                      FY  1994
                          Net Amt.    Amount     Reimbsd.   Net Amt.   Amount    Reimbsd.
                          Paid        Waived     by Advsr.  Paid       Waived    by Advsr.

Nations Prime Fund        $4,608,731  $2,649,510  $191,636   $3,986,063 $1,836,579 $120,041
Nations Treasury Fund      4,709,550   1,285,177       0      4,161,589  1,354,486     N/A
Nations Equity Income
   Fund                    2,482,606         0         0      1,882,223     26,454     N/A
Nations International
   Equity Fund             2,158,263         0         0      1,034,049      6,809     N/A
Nations Government
   Securities Fund           519,421     196,944       0        453,581    167,200   36,928


Investment Styles

      When you invest in any Fund in the Nations Fund Family, you can be assured your money is managed according to a disciplined investment style; one that remains constant regardless of particular styles coming in an out of favor. The Adviser believes this structured approach to managing portfolio securities may provide you with consistent performance over time. These investment styles consist of (i) the Nations Equity Income Style, and (ii) the Nations International Equity Style. The Investment Styles described below relate to the Equity Income Fund and International Equity Fund.

      Nations Equity Income Style. The Equity Income Fund is managed by the Adviser using the Nations Equity Income Style. The Nations Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of stocks with an above average yield can provide long-term returns, higher than that of the S&P 500 Index (the "S&P 500") and with less volatility.

      This style utilizes a "low volatility" approach to stock selection, focusing on tested factors of fundamental stock valuation. Volatility is reduced through selecting stocks with Beta Coefficient ("Beta") of less than 1.0 (Beta is a measurement of volatility relative to the stock market as a whole, which has a Beta of 1.0). The Equity Income Style seeks to maintain a yield on the portfolio of at least 50% higher than the dividend yield for the S&P 500. The Adviser reduces risk by investing in both common stocks and convertible securities.

      The Equity Income Style stock selection process begins with a team of in-house research specialists aided by a computerized screening process. Starting with a 2000 company universe, stocks must first pass a rigorous screening process that selects companies with a yield only one-third less than the S&P 500 and market capitalization greater than $500 million. Often stocks with below average yields grow faster than those with average yields. Therefore, over time, a portfolio may earn more income by purchasing stocks with below average yields. Stocks are then ranked relative to other stocks within their industry.

      A more sophisticated screening process is then applied to the universe. Each company is ranked based on the following factor weightings: (i) market style analyzes correlations between crucial stock characteristics (price/book ratios, dividends yields, and return on assets) and price performance; (ii) Insider Trading looks at filings with the SEC and evaluates them by title, date, transaction size and historical performance; (iii) Earnings Expectations evaluates changes in annual earnings estimates and quarterly earnings surprises, and (iv) Price Momentum monitors relative price strength with short term under performance. The final portfolio of approximately 70 issues is constructed by the Equity Income Style Group senior portfolio managers working closely with in-house industry specialists, as well as expert Wall Street sources.

      Nations International Equity Income Style. The International Equity Fund is managed by the Adviser using the International Equity Style. The Nations International Equity Income Style investment philosophy is premised on the belief that a diversified portfolio of equity securities of established, non-United States issuers can provide long-term growth of capital and income.

      This style focuses on the country selection process by utilizing macroeconomic forecasts to identify areas of the world which will exhibit relatively strong growth within the context of a modest inflation and low interest rate environment. The political factors and market liquidity constraints which can affect stock market valuations are also taken into consideration by the Adviser prior to making stock selections.

      The stock selection process begins with the elimination of equity securities with a market capitalization of less than $250 million. The next step in the process is the ranking of each country and industry sector by relative price/earnings ratio using an historical range of not less than ten years from an universe of approximately 1000 stocks. In addition to the relative historical price/earnings ratio the portfolio managers also employ a fundamental analysis of growth opportunities, management and future direction of these stocks.

      The International Equity Fund is a dollar-denominated mutual fund and therefore, consideration is given to hedging part or all of the portfolio back to U.S. dollars from international currencies. All decisions to hedge are based upon an analysis of the relative value of the U.S. dollar on an international purchasing power parity basis (purchasing power parity is a method for determining the relative purchasing power of different currencies by comparing the amount of each currency required to purchase a typical bundle of goods and services to domestic markets) and an estimation of short-term interest rate differentials (which affect both the direction of currency movements and also the cost of hedging).

Administrator and Co-Administrator

      Stephens Inc. (the "Administrator") serves as administrator of the Company and First Data Investors Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) (the "Co-Administrator") serves as the co-administrator of the Company.

      The Administrator and Co-Administrator serve under an administration agreement ("Administration Agreement") and co-administration agreement ("Co-Administration Agreement"), respectively, each of which was approved by the Board of Directors on August 4, 1993. The Administrator receives, as compensation for its services rendered under the Administration Agreement and as agent for the Co-Administrator for the services it provides under the Co-Administration Agreement, an administrative fee, computed daily and paid monthly, at the annual rate of 0.10% of the average daily net assets of each Fund.

      Pursuant to the Administration Agreement, the Administrator has agreed to, among other things, (i) maintain office facilities for the Funds, (ii) furnish statistical and research data, data processing, clerical, and internal executive and administrative services to the Company, (iii) furnish corporate secretarial services to the Company, including coordinating the preparation and distribution of materials for Board of Directors meetings, (iv) coordinate the provision of legal advice to the Company with respect to regulatory matters, (v) coordinate the preparation of reports to the Company's shareholders and the SEC, including annual and semi-annual reports, (vi) coordinating the provision of services to the Company by the Co-Administrator, the Transfer Agents and the Custodians, and
(vii) generally assist in all aspects of the Company's operations. Additionally, the Administrator is authorized to receive, as agent for the Co-Administrator, the fees payable to the Co-Administrator by the Company for its services rendered under the Co-Administration Agreement. The Administrator bears all expenses incurred in connection with the performance of its services.

      Pursuant to the Co-Administration Agreement, the Co-Administrator has agreed to, among other things, (i) provide accounting and bookkeeping services for the Funds, (ii) compute each Fund's net asset value and net income, (iii) accumulate information required for the Company's reports to shareholders and the SEC, (iv) prepare and file the Company's federal and state tax returns, (v) perform monthly compliance testing for the Company, and (vi) prepare and furnish the Company monthly broker security transaction summaries and transaction listings and performance information. The Co-Administrator bears all expenses incurred in connection with the performance of its services.

      The Administration Agreement and the Co-Administration Agreement may be terminated by a vote of a majority of the Board of Directors, or by the Administrator or Co-Administrator, respectively, on 60 days' written notice without penalty. The Administration Agreement and Co-Administration Agreement are not assignable without the written consent of the other party. Furthermore, the Administration Agreement and the Co-Administration Agreement provide that the Administrator and Co-Administrator, respectively, shall not be liable to the Funds or to their shareholders except in the case of the Administrator's or Co-Administrator's, respectively, willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      The table set forth below states the net Administration fees paid and waived for the fiscal period from June 1, 1995 to March 31, 1996 and for the fiscal years ended May 31, 1995 and 1994.





                               ADMINISTRATION FEES


                    Period Ended March 31, 1996               FY 1995                            FYI 1994

                        Net                              Net                              Net
                  Administration   Administration  Administration   Administration   Administration  Administration
                       Fees         Fees Waived         Fees          Fees Waived         Fees         Fees Waived
Nations Prime
Fund               $1,924,496.00   $1,537,278.00     $3,510,935        $190,996        $2,745,870       $225,471
Nations
Treasury Fund      1,405,372.00     1,126,831.00      2,670,833         30,792         2,533,388         224,650
Nations Equity
Income Fund         346,633.00            0            344,917          18,677          247,799          21,548
Nations
International
Equity Fund         597,450.00            0            511,883          27,683          240,675          19,540
Nations
Government
Securities Fund      96,960.00            0            106,071           6,098           94,826           8,540


As discussed under the caption "Expenses," the Administrator and Co-Administrator will be required to reduce their fee from the Company, in direct proportion to the fees payable to the Administrator and Co-Administrator by the Company, if the expenses of the Company exceed the applicable expense limitation of any state in which the Funds' shares are registered or qualified for sale.

Distribution Plans and Shareholder Servicing Arrangements for Investor Shares

      Investor A Shares. The Company has adopted an Amended and Restated Shareholder Servicing and Distribution Plan (the "Investor A Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Investor A Shares. The Investor A Plan provides that each Fund may pay the Distributor or banks, broker/dealers or other financial institutions that offer shares of the Fund and that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") or a Shareholder Servicing Agreement with the Company, ("Servicing Agents"), up to 0.10% (on an annualized basis) of the average daily net asset value of Investor A Shares of the Money Market Funds and up to 0.25% (on an annualized basis) of the average daily net asset value of the Non-Money Market Funds.

      With respect to the Money Market Funds, such payments may be made to (i) the Distributor for reimbursements of distribution-related expenses actually incurred by the Distributor, including, but not limited to, expenses of organizing and conducting sales seminars, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature and costs of administering the Investor A Plan, or
(ii) Selling Agents that have entered into a Sales Support Agreement with the Distributor for providing sales support assistance in connection with the sale of Investor A Shares of the Money Market Funds. The sales support assistance provided by a Selling Agent under a Sales Support Agreement may include forwarding sales literature and advertising provided by Nations Fund Trust or the Distributor to their customers and providing such other sales support assistance as may be requested by the Distributor from time to time. Currently, substantially all fees paid by the Money Market Funds pursuant to the Investor A Plan are paid to compensate Selling Agents for providing sales support services, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor A Shares. Fees received by the Distributor pursuant to the Investor A Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

       With respect to the Non-Money Market Funds, payments under the Investor A Plan may be made to the Distributor for providing the distribution-related services described in (i) above or to Servicing Agents that have entered into a Shareholder Servicing Agreement with the Company for providing shareholder support services to their Customers which hold of record or beneficially Investor A Shares of a Non-Money Market Fund. Such shareholder support services provided by Servicing Agents to holders of Investor A Shares of the Non-Money Market Funds may include (i) aggregating and processing purchase and redemption requests for Investor A Shares from their Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing their Customers with a service that invests the assets of their accounts in Investor A Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of their Customers; (iv) providing information periodically to their Customers showing their positions in Investor A Shares; (v) arranging for bank wires; (vi) responding to their Customers' inquiries concerning their investment in Investor A Shares; (vii) providing sub-accounting with respect to Investor A Shares beneficially owned by their Customers or the information necessary to us for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to their Customers (ix) forwarding to their Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement; (x) providing general shareholder liaison services; and
(xi) providing such other similar services as the Company may reasonably request to the extent the Selling Agent is permitted to do so under applicable statutes, rules or regulations.

      Expenses incurred by the Distributor pursuant to the Investor A Plan in any given year may exceed the sum of the fees received under the Investor A Plan. Any such excess may be recovered by the Distributor in future years so long as the Investor A Plan is in effect. If the Investor A Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund.

      In addition, the Company has adopted an Amended and Restated Shareholder Servicing Plan for the Investor A Shares of the Money Market Funds (the "Money Market Investor A Servicing Plan"). Pursuant to the Money Market Investor A Servicing Plan, which became effective on March 28, 1993, each Money Market Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") up to 0.25% (on an annualized basis) of the average daily net asset value of the Investor A Shares of each Money Market Fund for providing shareholder support services. Such shareholder support services provided by Servicing Agents may include those shareholder support services discussed above with respect to the Investor A Shares of the Non-Money Market Funds. Fees paid pursuant to the Money Market Investor A Servicing Plan are calculated daily and paid monthly.

      For the fiscal year ended May 31, 1994 the following funds paid the indicated fees pursuant to the Investor A Plan: Prime Fund -- $1,728,199; Treasury Fund -- $291,291; Equity Income Fund -- $86,960; International Equity Fund - $4,309; and Government Securities Fund -- $25,830.

      For the fiscal year ended May 31, 1995 the following Funds paid the indicated fees pursuant to the Investor A Plan: Prime Fund -- $616,364; Treasury Fund -- $96,210; Equity Income Fund--$83,892; International Equity Fund -- $10,492 and Government Securities Fund -- $28,881.

      For the fiscal year ended May 31, 1995 the Funds paid $57,270 in front end sales loads and $835,839 in 12b-1 fees, of which $0 was retained by the distributor.

      During the fiscal period ended March 31,1996, the distributor received the following amounts from Rule 12b-1 fees and front end sales load fees in connection with Investor A Shares of the Money Market Funds: $972,685 and $35,670, respectively. Of these amounts, the prior distributor retained $0 and $6,728.76, respectively, and paid the balance to selling dealers.

      Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds. The Directors of the Company have approved an Amended and Restated Distribution Plan in accordance with Rule 12b-1 under the 1940 Act for the Investor B Shares of Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Plan"). Pursuant to the Investor B/C Plan, each Fund may pay the Distributor for certain expenses that are incurred in connection with the distribution of shares. Payments under the Investor B/C Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of Investor C Shares of a Non-Money Market Fund and 0.10% of the average daily net asset value of Investor B Shares of a Money Market Fund. Payments to the Distributor pursuant to the Investor B/C Plan will be used (i) to compensate banks, other financial institutions or a securities broker/dealer that have entered into a Sales Support Agreement with the Distributor ("Selling Agents") for providing sales support assistance relating to Investor B or Investor C Shares, ( for promotional activities intended to result in the sale of Investor B or Investor C Shares such as to pay for the preparation, printing and distribution of prospectuses to other than current shareholders, and (iii) to compensate Selling Agents for providing sales support services with respect to their Customers who are, from time to time, beneficial and record holders of Investor B or Investor C Shares. Currently, substantially all fees paid pursuant to the Investor B/C Plan are paid to compensate Selling Agents for providing the services described in (i) and (iii) above, with any remaining amounts being used by the Distributor to partially defray other expenses incurred by the Distributor in distributing Investor B or Investor C Shares. Fees received by the Distributor pursuant to the Investor B/C Plan will not be used to pay any interest expenses, carrying charges or other financing costs (except to the extent permitted by the SEC) and will not be used to pay any general and administrative expenses of the Distributor.

      Pursuant to the Investor B/C Plan, the Distributor may enter into Sales Support Agreements with Selling Agents for providing sales support services to their Customers who are the record or beneficial owners of Investor B Shares of the Money Market Funds and Investor C Shares of the non-Money Market Funds. Such Selling Agents will be compensated at the annual rate of up to 0.75% of the average daily net asset value of the Investor C Shares of the Non-Money Market Funds, and up to 0.10% of the average daily net asset value of the Investor B Shares of the Money Market Funds held of record or beneficially by such Customers. The sales support services provided by Setting Agents may include providing distribution assistance and promotional activities intended to result in the sales of shares such as paying for the preparation, printing and distribution of prospectuses to other than current shareholders.

      Fees paid pursuant to the Investor B/C Plan are accrued daily and paid monthly, and are charged as expenses of the relevant shares of a Fund as accrued. Expenses incurred by the Distributor pursuant to the Investor B/C Plan in any given year may exceed the sum of the fees received under the Investor B/C Plan and payments received pursuant to contingent deferred sales charges. Any such excess may be recovered by the Distributor in future years so long as the Investor B/C Plan is in effect. If the Investor B/C Plan were terminated or not continued, a Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

      In addition, the Directors have approved an Amended and Restated Shareholder Servicing Plan ("Servicing Plan") with respect to the Investor B Shares of the Money Market Funds and Investor C Shares of the Non-Money Market Funds (the "Investor B/C Servicing Plan"). Pursuant to the Investor B/C Servicing Plan, each Fund may pay banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with Nations Fund ("Servicing Agents") for certain expenses that are incurred by the Servicing Agents in connection with shareholder support services that are provided by the Servicing Agents. Payments under the Investor B/C Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Money Market Funds' Investor B Shares and the Non-Money Market Funds' Investor C Shares. The shareholder services provided by the Servicing Agents may include (i) aggregating and processing purchase and redemption requests for such Investor B or Investor C Shares from Customers and transmitting promptly net purchase and redemption orders to our distributor or transfer agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor B or Investor C Shares pursuant to specific or pre-authorized instructions; (iii) dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor B or Investor C Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor B or Investor C Shares; (vii) providing sub-accounting with respect to such Investor B or Investor C Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreement;
(x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent the Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      For the fiscal year ended May 31,1994 the following funds paid the indicated fees pursuant to the Investor B/C Plan: Equity Income Fund -- $44,852; International Equity Fund -- $2,539 and Government Securities Fund -- $47,436.

      For the fiscal year ended May 31, 1995, the following funds paid the indicated fees pursuant to the Investor B/C Plan: Equity Income Fund -- $31,136; International Equity Fund -- $3,087 and Government Securities Fund -- $29,739.

      For the fiscal year ended May 31, 1995 the Funds paid $63,962 in 12b-1 fees.

      During the fiscal period ended March 31,1996, the distributor received the following amounts from Rule 12b-1 fees, front end sales load and CDSC fees in connection with Investor C Shares of the Money Market Funds: $1,982,677.43, $0 and $65,117 respectively. Of these amounts, the prior distributor retained $13,780.21, $0 and $456.62, respectively, and paid the balance to selling dealers.

      Investor C Shares of the Money Market funds and Investor N Shares of the Non-Money Market Funds. The Directors have approved a Distribution Plan (the "Investor N Distribution Plan") with respect to Investor N Shares of the Non-Money Market Funds. Pursuant to the Investor N Distribution Plan, a Non-Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Investor N Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Investor N Shares with the Distributor ("Selling Agents"). Payments under a Fund's Investor N Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.75% of the average daily net asset value of each Non-Money Market Fund's Investor N Shares.

      The fees payable under the Investor N Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Investor N Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative, operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (i) the costs of client sales seminars and travel related to distribution and sales support activities, and (ii) other expenses relating to distribution and sales support activities.

      In addition, the Directors have approved a Shareholder Servicing Plan with respect to Investor C Shares of the Money Market Funds and Investor N Shares of the Non-Money Market Funds ( "Investor C/N Servicing Plan"). Pursuant to the Investor C/N Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Investor C/N Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Investor C Shares of the Money Market Funds and Investor N Shares of the Non-Money Market Funds.

      The fees payable under the Investor C/N Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Investor C or Investor N Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Investor C or Investor N Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Investor C or Investor N Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Investor C or Investor N Shares; (vii) providing sub-accounting with respect to such Investor C or Investor N Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Investor C Servicing Plan or related agreements; (x) providing general shareholder liaison Services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Investor N Distribution Plan and Investor C/N Servicing Plan (together, the "Investor C/N Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Investor C/N Plans which exceed the total of (i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Investor C/N Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Investor C Shares. Any such excess expenses may be recovered in future years, so long as the Investor C/N Plans are in effect. Because there is no requirement under the Investor C/N Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Investor C/N Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Investor C/N Plans or in connection with contingent deferred sales charges, if for any reason the Investor C/N Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      For the fiscal year ended May 31, 1994, the Prime Fund and the Treasury Fund paid $514 and $19, respectively, in shareholder servicing fees pursuant to the Money Market Investor C Plan. For the fiscal year ended May 31, 1994, the following funds paid the indicated fees pursuant to the Investor N Plan: Equity Income Fund -- $187,452; International Equity Fund -- $50,880 and Government Securities Fund -- $215,493.

      For the fiscal year ended May 31, 1995, the following funds paid the indicated fees pursuant to the Investor N Plan: Equity Income Fund -- $289,973; International Equity Fund -- $197,156 and Government Securities Fund -- $224,710.

      For the fiscal year ended May 31, 1995 the Funds paid $0 in front-end sales loads, $506,013 in contingent deferred sales charges on the Non-Money Market Funds, of which $0 was retained by the distributor and $711,839 in 12b-1 fees of which $5,085.17 was retained by the distributor for the Investor N Shares and $0 in front-end sales loads and $0 in 12b-1 fees for the Investor C Money Market Funds.

      During the fiscal period ended March 31,1996, the distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Investor N Shares of the Non-Money Market Funds: $796,535 and $503,334 respectively. Of these amounts, the prior distributor retained $ 0 and $ 0, respectively, and paid the balance to selling dealers.

      Daily Shares of the Money Market Funds. The Directors have approved a Distribution Plan (the "Daily Distribution Plan") with respect to Daily Shares of the Money Market Funds. Pursuant to the Daily Distribution Plan, a Money Market Fund may compensate or reimburse the Distributor for any activities or expenses primarily intended to result in the sale of the Fund's Daily Shares, including for sales related services provided by banks, broker/dealers or other financial institutions that have entered into a Sales Support Agreement relating to the Daily Shares with the Distributor ("Selling Agents"). Payments under a Fund's Daily Distribution Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors provided that the annual rate may not exceed 0.45 % of the average daily net asset value of each Money Market Fund's Daily Shares.

      The fees payable under the Daily Distribution Plan are used primarily to compensate or reimburse the Distributor for distribution services provided by it, and related expenses incurred, including payments by the Distributor to compensate or reimburse Selling Agents, for sales support services provided, and related expenses incurred, by such Selling Agents. Payments under the Daily Distribution Plan may be made with respect to preparation, printing and distribution of prospectuses, sales literature and advertising materials by the Distributor or, as applicable, Selling Agents, attributable to distribution or sales support activities, respectively, commissions, incentive compensation or other compensation to, and expenses of, account executives or other employees of the Distributor or Selling Agents, attributable to distribution or sales support activities, respectively; overhead and other office expenses of the Distributor relating to the foregoing (which may be calculated as a carrying charge in the Distributor's or Selling Agents' unreimbursed expenses), incurred in connection with distribution or sales support activities. The overhead and other office expenses referenced above may include, without limitation, (i) the expenses of operating the Distributor's or Selling Agents' offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefit costs of administrative operations and support personnel, utility costs, communication costs and the costs of stationery and supplies, (ii) the costs of client sales seminars and travel related to distribution and sales support activities, and (iii) other expenses relating to distribution and sales support activities.

      In addition, the Directors have approved a Shareholder Servicing Plan with respect to Daily Shares of the Money Market Funds (the "Daily Servicing Plan"). Pursuant to the Daily Servicing Plan, a Fund may compensate or reimburse banks, broker/dealers or other financial institutions that have entered into a Shareholder Servicing Agreement with the Company ("Servicing Agents") for certain activities or expenses of the Servicing Agents in connection with shareholder services that are provided by the Servicing Agents. Payments under the Daily Servicing Plan will be calculated daily and paid monthly at a rate or rates set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net asset value of the Daily Shares of the Money Market Funds.

      The fees payable under the Daily Servicing Plan are used primarily to compensate or reimburse Servicing Agents for shareholder services provided, and related expenses incurred, by such Servicing Agents. The shareholder services provided by Servicing Agents may include: (i) aggregating and processing purchase and redemption requests for such Daily Shares from Customers and transmitting promptly net purchase and redemption orders to the Distributor or Transfer Agent; (ii) providing Customers with a service that invests the assets of their accounts in such Daily Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in such Daily Shares; (v) arranging for bank wires; (vi) responding to Customers' inquiries concerning their investment in such Daily Shares; (vii) providing sub-accounting with respect to such Daily Shares beneficially owned by Customers or providing the information to us necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications from the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Daily Servicing Plan or related agreements; (x) providing general shareholder liaison services; and (xi) providing such other similar services as the Company may reasonably request to the extent such Servicing Agent is permitted to do so under applicable statutes, rules or regulations.

      The fees payable under the Daily Distribution Plan and Daily Servicing Plan (together, the "Daily Plans") are treated by the Funds as an expense in the year they are accrued. At any given time, a Selling Agent and/or Servicing Agent may incur expenses in connection with services provided pursuant to its agreements with the Distributor under the Daily Plans which exceed the total of
(i) the payments made to the Selling Agents and Servicing Agents by the Distributor or the Company and reimbursed by the Fund pursuant to the Daily Plans, and (ii) the proceeds of contingent deferred sales charges paid to the Distributor and reallowed to the Selling Agent, upon the redemption of their Customers' Daily Shares. Any such excess expenses may be recovered in future years, so long as the Daily Plans are in effect. Because there is no requirement under the Daily Plans that the Distributor be paid or the Selling Agents and Servicing Agents be compensated or reimbursed for all their expenses or any requirement that the Daily Plans be continued from year to year, such excess amount, if any, does not constitute a liability to a Fund or the Distributor. Although there is no legal obligation for the Fund to pay expenses incurred by the Distributor, a Selling Agent or a Servicing Agent in excess of payments previously made to the Distributor under the Daily Plans or in connection with contingent deferred sales charges, if for any reason the Daily Plans are terminated, the Directors will consider at that time the manner in which to treat such expenses.

      For the fiscal year ended May 31, 1995, the Prime Fund and the Treasury Fund paid nothing in shareholder servicing fees pursuant to the Money Market Daily Plan.

      During the fiscal period ended March 31,1996, the distributor received the following amounts from Rule 12b-1 fees and CDSC fees in connection with Daily Shares of the Money Market Funds: $48 and $0, respectively. Of these amounts, the prior distributor retained $0 and $0, respectively, and paid the balance to selling dealers.

      Information Applicable to Investor A, Investor B, Investor C and Daily Shares and Investor N Shares. The Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Plan, the Investor B/C Servicing Plan, the Investor C Plan, the Daily Distribution Plan, the Daily Servicing Plan and the Investor C/N Servicing Plan (each a "Plan" and collectively the "Plans") may only be used for the purposes specified above and as stated in each such Plan. Compensation payable to Selling Agents or Servicing Agents for shareholder support services under the Investor A Plan, the Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan, Daily Servicing Plan and the Investor C/N Servicing Plan is subject to, among other things, the National Association of Securities Dealers, Inc. ("NASD") Rules of Fair Practice governing receipt by NASD members of shareholder servicing plan fees from registered investment companies (the "NASD Servicing Plan Rule"), which became effective on July 7, 1993. Such compensation shall only be paid for services determined to be permissible under the NASD Servicing Plan Rule.

      Each Plan requires the officers of the Company or the Distributor to provide the Board of Directors at least quarterly with a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

      As required by Rule 12b-1 under the 1940 Act, each Plan was approved by the Board of Directors, including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Qualified Directors") on September 27, 1989, with respect to the Investor C Shares of the Money Market Funds, on March 22, 1991, with respect to the Investor A Shares of the Equity Income and Government Securities Funds, on June 24, 1992 with respect to the Investor A Shares of the International Equity Fund, and on March 19, 1992, with respect to the Investor C Shares of the Non-Money Market Funds. Additionally, each Plan with respect to the Investor B Shares of the Money Market Funds and with respect to the Investor N Shares of all the Non-Money Market Funds was approved by the Board of Directors, including a majority of the Qualified Directors, on February 3, 1993. The Plan with respect to the Investor C Shares of the Money Market Funds was initially approved on August 4, 1993. The Plan with respect to the Daily Shares of the Money Market Funds was initially approved on August 4, 1993. The Plans continue in effect as long as such continuance is specifically approved at least annually by the Board of Directors, including a majority of the Qualified Directors. On November 6, 1994, the Board of Directors (including a majority of the Qualified Directors) voted to continue each Plan for an additional one year period.

      In approving the Plans in accordance with the requirements of Rule 12b-1, the directors considered various factors and determined that there is a reasonable likelihood that each Plan will benefit the respective Investor A, Investor B, Investor C Shares or Investor N Shares and the holders of such shares. The Investor A Plan was approved by the Shareholders of the Investor A Shares of each of the Funds except the International Equity Fund on September 6, 1991, and the Investor B/C Plan applicable to Investor C Shares of the International Equity and Equity Income Funds and the Investor A Plan applicable to Investor A Shares of the International Equity Fund were approved on September 22, 1992 by the Investor C Shareholders of the respective International Equity and Equity Income Funds with respect to the Investor B/C Plan and by the Investor A Shareholders of the International Equity Fund with respect to the Investor A Plan. The Plans applicable to the Investor B Shares of the Money Market Funds and Investor N Shares of the Non-Money Market Funds were approved by such Funds' initial shareholder of Investor B and Investor N Shares.

      The Investor A Shares' Plans with respect to the Money Market Funds originally became effective on December 4, 1989, and were amended February 12,1990, March 19, 1992 and February 3, 1993. The Investor A Shares' Plan with respect to the Equity Income and Government Securities Funds became effective on March 22, 1991, and was amended March 19, 1992. The Investor A Shares' Plan with respect to the International Equity Fund became effective September 6, 1991 and was amended March 19, 1992 and February 3, 1993.

      The Investor A Plan, Investor B/C Plan and Investor C/N Plan may be terminated with respect to their respective shares by vote of a majority of the Qualified Directors, or by vote of a majority of the holders of the outstanding voting securities of the Investor A, Investor B, Investor C or Investor N Shares, as appropriate. Any change in such a Plan that would increase materially the distribution expenses paid by the Investor A, Investor B, Investor C or Investor N Shares requires shareholder approval; otherwise, each Plan may be amended by the directors, including a majority of the Qualified Directors, by vote cast in person at a meeting called for the purpose of voting upon such amendment. The Money Market Investor A Servicing Plan, the Investor B/C Servicing Plan and the Investor C/N Servicing Plan may be terminated by a vote of a majority of the Qualified Directors. As long as a Plan is in effect, the selection or nomination of the Qualified Directors is committed to the discretion of the Qualified Directors.

Conflict of interest restrictions may apply to the receipt by Selling and/or Servicing Agents of compensation from the Company in connection with the investment of fiduciary assets in Investor Shares. Selling and/or Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board, or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor, or state securities commissions, are urged to consult their legal advisers before investing such assets in Investor Shares.


         Fees Paid Pursuant to Shareholder Servicing/Distribution Plans
                                Investor A Shares




                                                       Net                           Net
                                           Fees Paid (12b-1 Component)     Fees Paid (Shareholder
                                              Period ended 3/31/96          Servicing Component)
                 FUND                                                       Period ended 3/31/96
Nations Prime Fund                              $ 757,296.77                  $ 1,893,241.92
Nations Treasury Fund                              98,631.34                      246,578.34
Nations Equity Income Fund                         81,571.29                          N/A
Nation International Equity Fund                   12,544.61                          N/A
Nations Government Securities
   Fund                                            22,641.16                          N/A




                    Fees Paid Pursuant to Distribution Plans

                     Investor B Shares - Money Market Funds
                   Investor C Shares - Non-Money Market Funds




                                                       Net                           Net
                                           Fees Paid (12b-1 Component)     Fees Paid (Shareholder
                                              Period ended 3/31/96          Servicing Component)
                 FUND                                                       Period ended 3/31/96

Nations Prime Fund                                    $  0                       $ 610,503.20
Nations Treasury Fund                                    0                       1,321,456.59
Nations Equity Income Fund                         22,139.03                         9,273.28
Nation International Equity Fund                    3,213.26                         1,202.08
Nations Government Securities
   Fund                                            14,134.53                         1,665.32


NOTE: All fees paid under the Investor A and Investor C/B Shares Distribution Plans were accrued as payments to broker/dealers and financial institutions offering such shares to their customers.

                        Daily Shares - Money Market Funds



                                                         Net                 Net Fees Paid
                                                  Fees Paid (12b-1            (Shareholder
                                                     Component)           Servicing Component)
                    FUND                        Period ended 3/31/96      Period ended 3/31/96
Nations Prime Fund                                   $ 24.97                  $  118.52
Nations Treasury Fund                                   1.31                       4.56


                     Investor C Shares - Money Market Funds
                   Investor N Shares - Non-Money Market Funds


                                                       Net                           Net
                                           Fees Paid (12b-1 Component)     Fees Paid (Shareholder
                                              Period ended 3/31/96          Servicing Component)
                 FUND                                                       Period ended 3/31/96
Nations Prime Fund                                    N/A                        $ 139,569.36
Nations Treasury Fund                                 N/A                           16,663.18
Nations Equity Income Fund                      $ 384,334.89                       192,167.45
Nation International Equity Fund                  227,739.07                        24,719.41
Nations Government Securities
   Fund                                           184,460.70                       115,287.93


Shareholder Servicing Agreements (Primary B Shares) - Money Market Funds

      As stated in the Prospectuses for the Money Market Funds' Primary Shares, the Company has a separate Shareholder Servicing Plan with respect to the Non-Money Market Funds' Primary B Shares. Pursuant to the Shareholder Servicing Plans, the Company has entered into agreements with certain banks pertaining to the provision of administrative services to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.25% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Shareholder Servicing Agreements or Shareholder Serving Plan; and
(x) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      Such plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the plan at least annually.

Shareholder Administration Plan (Primary B Shares) - Non-Money Market Funds

      As stated in the Prospectus for the Non-Money Market Funds' Primary B Shares, the Company has a separate Shareholder Administration Plan (the "Administration Plan") with respect to such shares. Pursuant to the Administration Plan, the Company may enter into agreements ("Administration Agreements") with broker/dealers, banks and other financial institutions that are dealers of record or holders of record or which have a servicing relationship with the beneficial owners of Non-Money Market Fund Primary B Shares ("Servicing Agents"). The Administration Plan provides that pursuant to the Administration Agreements, Servicing Agents shall provide the shareholder support services as set forth therein to their customers who may from time to time own of record or beneficially Primary B Shares ("Customers") in consideration for the payment of up to 0.60% (on an annualized basis) of the net asset value of such shares. Such services may include: (i) aggregating and processing purchase, exchange and redemption requests for Primary B Shares from Customers and transmitting promptly net purchase and redemption orders with the Distributor or the transfer agents; (ii) providing Customers with a service that invests the assets of their accounts in Primary B Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend and distribution payments from the Company on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Primary B Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries concerning their investment in Primary B Shares; (vii) providing sub-accounting with respect to Primary B Shares beneficially owned by Customers or the information necessary for sub-accounting; (viii) if required by law, forwarding shareholder communications (such as proxies, shareholder reports annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding an Administration Agreement; (x) employee benefit plan recordkeeping, administration, custody and trustee services; (xi) general shareholder liaison services and (xii) providing such other similar services as may reasonably be requested to the extent permitted under applicable statutes, rules, or regulations.

      The Administration Plan also provides that in no event may the portion of the shareholder administration fee that constitutes a "service fee," as the term is defined in NASD Servicing Plan Rule, exceed 0.25% of the average daily net asset value of the Primary B Shares of a Non-Money Market Fund. In addition, to the extent any portion of the fees payable under the Plan is deemed to be for services primarily intended to result in the sale of Fund Shares, such fees are deemed approved and may be paid under the Administration Plan. Accordingly, the Administration Plan has been approved and will be operated pursuant to Rule 12b-1 under the 1940 Act. Such plan shall continue in effect as long as the Board of Directors, including a majority of the Qualified Directors, specifically approves the plan at least annually.

Expenses

      The Administrator furnishes, without additional cost to the Company, the services of the Treasurer and Secretary of the Company and such other personnel (other than the personnel of the Adviser) as are required for the proper conduct of the Company's affairs. The Distributor bears the incremental expenses of printing and distributing prospectuses used by the Distributor or furnished by the Distributor to investors in connection with the public offering of the Company's shares and the costs of any other promotional or sales literature, except that to the extent permitted under the Plans relating to the Investor A, Investor B, Investor C and Investor N Shares of each Fund, sales-related expenses incurred by the Distributor may be reimbursed by the Company.

      The Company pays or causes to be paid all other expenses of the Company, including, without limitation: the fees of the Adviser, the Administrator and Co-Administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Company for the safekeeping of its cash, fund securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Company; brokerage commissions chargeable to the Company in connection with fund securities transactions to which the Company is a party; all taxes, including securities issuance and transfer taxes; corporate fees payable by the Company to federal, state or other governmental agencies; all costs and expenses in connection with the registration and maintenance of registration of the Company and its shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of typesetting prospectuses and statements of additional information of the Company (including supplements thereto) and periodic reports and of printing and distributing such prospectuses and statements of additional information (including supplements thereto) to the Company's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend or distribution, whether in shares or cash; charges and expenses of any outside service used for pricing of the Company's shares; fees and expenses of legal counsel and of independent auditors in connection with any matter relating to the Company; membership dues of industry associations; interest payable on Company borrowings; postage and long-distance telephone charges; insurance premiums on property or personnel (including officers and directors) of the Company which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Company's operation unless otherwise explicitly assumed by the Adviser), the Administrator or Co-Administrator.

      Expenses of the Company which are not directly attributable to the operations of any class of shares or Fund are pro-rated among all classes of shares or Fund of the Company based upon the relative net assets of each class or Fund. Expenses of the Company which are not directly attributable to a specific class of shares but are directly attributable to a specific Fund are prorated among all the classes of shares of such Fund based upon the relative net assets of each such class of shares. Expenses of the Company which are directly attributable to a class of shares are charged against the income available for distribution as dividends to such class of shares.

      The Advisory Agreement, the Sub-Advisory Agreements, and the Administration Agreement require NBAI, TradeStreet, Gartmore, and the Administrator to reduce their fees to the extent required to satisfy any expense limitations which may be imposed by the securities laws or regulations thereunder of any state in which a Fund's shares are registered or qualified for sale, as such limitations may be raised or lowered from time to time, and the aggregate of all such investment advisory, sub-advisory, and administration fees shall be reduced by the amount of such excess. The amount of any such reduction to be borne by NBAI, TradeStreet, Gartmore or the Administrator shall be deducted from the monthly investment advisory and administration fees otherwise payable to NBAI, TradeStreet, Gartmore and the Administrator during such fiscal year. If required pursuant to such state securities regulations, NBAI, TradeStreet, Gartmore and the Administrator will reimburse the Company no later than the last day of the first month of the next succeeding fiscal year, for any such annual operating expenses (after reduction of all investment advisory and administration fees in excess of such limitation).

Transfer Agents and Custodians

       First Data Investors Services Group, Inc. (formerly, The Shareholder Services Group, Inc.) is located at One Exchange Place, 53 State Street, Boston, Massachusetts 02109, and acts as transfer agent for the Company's Primary Shares and Investor Shares. Under the transfer agency agreements, the transfer agent maintains shareholder account records for the Company, handles certain communications between shareholders and the Company, and distributes dividends and distributions payable by the Company to shareholders, and produces statements with respect to account activity for the Company and its shareholders for these services. The transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts that it maintains for the Company during the month and is reimbursed for out-of-pocket expenses.

      NationsBank of Texas, N.A., 901 Main Street, Dallas, Texas 75201, serves as sub-transfer agent for each Fund's Primary Shares. NationsBank of Texas, N.A., also serves as custodian for the portfolio securities and cash of the Money Market Funds, the Equity Income Fund and the Government Securities Fund. As such custodian, NationsBank of Texas, N.A., maintains custody of such Funds' securities cash and other property, delivers securities against payment upon sale and pays for securities against delivery upon purchase, makes payments on behalf of such Funds for payments of dividends, distributions and redemptions, endorses and collects on behalf of such Funds all checks, and receives all dividends and other distributions made on securities owned by such Funds.

      Bank of New York, Avenue des Arts, 35 1040 Brussels, Belgium serves as custodian for the portfolio securities and cash of the International Equity Fund. Boston Safe Deposit and Trust Company receives compensation from the Fund for its services in such capacity based on a percentage of the market value of the Fund's securities and a charge for fund transactions.

                                   DISTRIBUTOR

      Stephens Inc. (the "Distributor") serves as the principal underwriter and distributor of the shares of the Funds.

      Pursuant to a distribution agreement (the "Distribution Agreement"), the Distributor, as agent, sells shares of the Funds on a continuous basis and transmits purchase and redemption orders that its receives to the Company or the Transfer Agent. Additionally, the Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares and to undertake such advertising and promotion as it believes appropriate in connection with such solicitation. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances those activities which are primarily intended to result in the sale of shares of the Funds, including, but not limited to, advertising, compensation of underwriters, dealers and sales personnel, the printing of prospectuses to other than existing shareholders, and the printing and mailing of sales literature. The Distributor, however, may be reimbursed for all or a portion of such expenses to the extent permitted by a distribution plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act.

      The Distribution Agreement will continue year to year as long as such continuance is approved at least annually by (i) the Board of Directors or a vote of the majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund and (ii) a majority of the directors who are not parties to the Distribution Agreement or "interested persons" of any such party by a vote cast in person at a meeting called for such purpose. The Distribution Agreement is not assignable and is terminable with respect to a Fund, without penalty, on 60 days' notice by the Board of Directors, the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, or by the Distributor.

                       INDEPENDENT ACCOUNTANT AND REPORTS

      At least semi-annually, the Company will furnish shareholders of the Funds with a list of the investments held in the Funds and financial statements for the Funds. The annual financial statements will be audited by the Company's independent accountant. The Board of Directors has selected Price Waterhouse, LLP, 160 Federal Street, Boston, Massachusetts, 02110 as the Company's independent accountant to audit the Company's books and review the Company's tax returns for the Funds' fiscal years ending on and after May 31, 1993. KPMG Peat Marwick, One Boston Place, Boston, Massachusetts 02108, were the Company's independent auditors for the fiscal years ended on and before May 31, 1992.


      The audited financial statements and portfolio of investments contained in the Annual Reports for the fiscal period ended March 31, 1996 are hereby incorporated herein by reference in this SAI. The Annual Reports will be sent free of charge with this SAI to any shareholder who requests this SAI.

                                     COUNSEL

      Morrison & Foerster LLP serves as legal counsel to the Company. Their address is 2000 Pennsylvania Avenue, N.W., Washington, D.C. 20006.

                      ADDITIONAL INFORMATION ON PERFORMANCE

Yield information and other performance information for the Company's Funds may be obtained by calling the Company at (800) 321-7854.

      From time to time, the yield and total return of a Fund's Investor Shares and Primary Shares may be quoted in advertisements, shareholder reports, and other communications to shareholders. Each Fund of the Company also may quote information obtained from the Investment Company Institute in its advertising materials and sales literature. In addition, certain potential benefits of investing in world securities markets may be discussed in promotional materials. Such benefits include, but are not limited to: a) the expanded opportunities for investment in securities markets outside the U.S.; b) the growth of securities markets outside the U.S. vis-a-vis U.S. markets; c) the relative return associated with foreign securities markets vis-a-vis U.S. markets; and d) a reduced risk of portfolio volatility resulting from a diversified securities portfolio consisting of both U.S. and foreign securities. Performance information is available by calling 1-800-321-7854 with respect to Investor Shares and 1-800-621-2192 with respect to Primary Shares.

Yield Calculations

      The current yield quotations for the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Money Market Funds are computed by determining the net change, exclusive of capital changes, over a seven-day base period in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. The net change in account value is divided by the value of the account at the beginning of the base period to obtain the base period return. The base period return is then multiplied by (5/7), with the resulting annualized yield figure carried to the nearest 1/100 of 1%. For purposes of calculating current yield, net change in account value reflects: (i) the value of additional shares purchased with dividends from the original shares and dividends declared on both the original shares and any such additional shares, and (ii) all fees (other than non-recurring account charges) that are charged to all shareholder accounts in proportion to the length of the base period and the average account size of the Primary A, Primary B, Investor A, Investor B, Investor C and Daily Shares of the Money Market Funds. The capital changes excluded from the calculation of current yield are realized gains and losses from the sale of securities and unrealized appreciation and depreciation.

      The effective yield quotations for the Primary Shares and Investor Shares of the Money Market Funds are computed by compounding the unannualized seven-day base period return as follows: 1 is added to the base period return and this sum is then raised to a power equal to (5/7), and 1 is then subtracted from the result. Based on the seven-day period ended March 31, 1996, (the "base period"), the current and effective yields of the various shares of the Money Market Funds were as follows:

                                Seven Day Yield


                                                                                                Effective Yield
                                                    Yield Without                               Without Fee
                                     Yield          Fee Waivers           Effective Yield       Waivers
Nations Prime Fund
     Primary A Shares                5.15%                 5.09%                 5.27%                 5.21%
     Primary B Shares                4.90%                 4.84%                 5.01%                 4.95%
     Investor A Shares               4.80%                 4.74%                 4.91%                 4.85%
     Investor B Shares               4.90%                 4.84%                 4.91%                 4.85%
     Investor C Shares               4.90%                 4.84%                 5.01%                 4.95%
     Daily Shares                    4.65%                 4.59%                 4.75%                 4.69%

Nations Treasury Fund
     Primary A Shares                5.16%                 5.10%                 5.28%                 5.22%
     Primary B Shares                4.91%                 4.85%                 5.02%                 4.96%
     Investor A Shares               4.81%                 4.75%                 4.92%                 4.86%
     Investor B Shares               4.91%                 4.85%                 5.02%                 4.96%
     Investor C Shares               4.91%                 4.85%                 5.02%                 4.96%
     Daily Shares                    4.49%                 4.43%                 4.59%                 4.53%


      The yield of the Primary Shares and Investor Shares of the Non-Money Market Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a share of such classes at the end of the period. Based upon the 30-day period ended March 31, 1996, the yields of the various shares of the Government Securities Fund1 were as follows:


                                                                     Thirty Day Yield

                                                                               Yield Without Fee
       Nations Government Securities Fund                      Yield           Waivers
            Primary A Shares                                   6.23%                   6.13%
            Investor A Shares                                  5.98%                   5.84%
            Investor C Shares                                  5.73%                   5.34%
            Investor N Shares                                  5.57%                   5.08%

During the period for which certain yield quotations are given above, NationsBank and the Administrator voluntarily waived fees or reimbursed certain expenses of such shares, thereby increasing yield figures. Such waivers or expense reimbursements may be discontinued at any time. Primary B Shares were not offered during the period ended March 31, 1996.

      Such yield figures were determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

------------------
1 The Equity Fund does not disclose a 30-day yield because it is an equity fund.

                                    Yield = 2[(a-b + 1)6-1]
                                                     cd

Where:            a =      dividends and interest earned during the period

                  b =      expenses accrued for the period (net of
                           reimbursements)

                  c = average daily number of shares outstanding during the period that were entitled to receive dividends

                  d = maximum offering price per share on the last day of the period

      For purposes of yield quotation, income is calculated in accordance with standardized methods applicable to all stock and bond mutual funds. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. Capital gains and losses are excluded from the calculation.

      Income calculated for the purposes of calculating a Fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding assumed in yield calculations, the yield quoted for a Fund may differ from the rate of distributions a Fund paid over the same period or the rate of income reported in the Funds' financial statements.



Total Return Calculations

      Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in a Non-Money Market Fund. The Non-Money Market Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the SEC.

      Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                                  P(1 + T)n = ERV

Where:            P =      a hypothetical initial payment of $1,000

                  T =      average annual total return

                  n =      number of years

                  ERV = ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.

      The Non-Money Market Funds did not offer Primary B Shares during the period ended March 31, 1996. The following figures, for the period ended
March 31, 1996, reflect the deduction of sales charges, if any, that would have been deducted from a sale of shares.

                                                           Average Annual Total Return

                                                    Period Ended                       Inception
                                                     3/31/96                        through 3/31/96
        Equity Income Fund
             Primary A Shares                      24.29%                              13.82%
             Investor A                            24.07%                              13.45%
             Investor C                            22.75%                              13.11%
             Investor N                            23.40%                              12.74%

        International Equity Fund
             Primary A                             19.78%                               8.48%
             Investor A                            19.45%                               8.13%
             Investor C                            18.22%                               8.17%
             Investor N                            18.85%                               9.79%

        Government Securities Fund
             Primary A                              7.63%                               6.38%
             Investor A                             7.36%                               6.16%
             Investor C                             6.40%                               3.78%
             Investor N                             6.94%                               3.01%


      Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  CTR = (ERV-P) 100
                        -------
                              P

Where:            CTR = Cumulative total return

                  ERV = ending redeemable value at the end of the period of
                        a hypothetical $1,000 payment made at the beginning of such period

                  P = initial payment of $1,000.

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts (a) the maximum sales charge from the hypothetical initial $1,000 investment, and (b) all recurring fees, such as advisory and administrative fees, charged as expenses to all shareholder accounts.


                                                         Cumulative Total Return

                                             Period Ended 3/31/96             Inception through 3/31/96

                                                  Total Return                              Total Return
                                    Total         Without Sales                            Without Sales
                                   Return            Charges           Total Return           Charges
Equity Income Fund
       Primary A Shares            24.29%              N/A                 90.27%             N/A
       Investor A                   24.07%             N/A                 86.88%             N/A
       Investor C                   23.25%           22.75%                59.44%             N/A
       Investor N                   23.40%             N/A                 40.13%             N/A

International Equity Fund
       Primary A                    19.78%            N/A                  42.25%             N/A
       Investor A                   19.45%            N/A                  34.87%             N/A
       Investor C                   18.72%          18.22%                 34.64%             N/A
       Investor N                   18.85%            N/A                  30.05%             N/A

Government Securities Fund
       Primary A                     7.63%            N/A                  35.99%             N/A
       Investor A                    7.36%            N/A                  34.44%             N/A
       Investor C                    6.90%           6.40                  14.88%             N/A
       Investor N                    6.94%            N/A                   8.71%             N/A

* Primary A Shares of the Company do not carry a sales charge.

The Primary Shares and Investor Shares of the Equity Income Fund, Government Securities Fund and International Equity Fund may also quote their distribution rates, which express the historical amount of income dividends paid to their shareholders during a one-month (in the case of the Government Securities Fund) or a three-month (in the case of the Equity Income Fund and International Equity
Fund) period as a percentage of the maximum offering price per share on the last day of such period. The performance figures of the Funds as described above will vary from time to time depending upon market and economic conditions, the composition of their portfolios and operating expenses. These factors should be considered when comparing the performance figures of the Funds with those of other investment companies and investment vehicles.

      The "yield" and "effective yield" of each class of shares of a Money Market Fund may be compared to the respective averages compiled by Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds, or to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five metropolitan statistical areas. Each Fund may quote information obtained from the Investment Company Institute, national financial publications, trade journals and other industry sources in its advertising and sales literature. In addition, the Funds also may compare the performance and yield of a class or series of shares to those of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance and yield of a class of shares in a Fund may be compared to data prepared by Lipper Analytical Services, Inc. Performance and yield data as reported in national financial publications such as Money Magazine, Forbes, Barron's, The Wall Street Journal, and The New York Times, or in publications of a local or regional nature, also may be used in comparing the performance of a class of shares in a Fund.

      In addition, the performance and yield of a class of shares in Nations Equity Income Fund and Nations International Equity Fund may be compared to the Standard & Poor's 500 Stock Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. The performance and yield of a class of shares in the Nations International Equity Fund may be compared to the Europe, Far East and Australia Index, a recognized unmanaged index of international stocks. Any given performance comparison should not be considered representative of a Fund's performance for any future period.

                                  MISCELLANEOUS

Certain Record Holders

      The following indicates those persons who owned 5% or more of the indicated class of shares as of July 2, 1996. Unless otherwise indicated, the address for each recordholder of Primary Shares is 1401 Elm Street, 11th Floor, Dallas, Texas 75202.

                                                     Percentage of Shares
Name and Address                                     Held of Record Only

Nations Prime Fund

Primary A Shares
None

Investor A Shares
None

Investor B Shares
Hare & Co., Bank of New York                                  17.79%
Attn. STIF/Master Note
One Wall Street, 5th Fl.
New York, NY  10286

Investor C Shares

Steven C. Poletti and                                          5.75%
Kathleen Morrow Poletti JTTEN
9 57th Ave.
Isle of Palms, SC  29451

Daily Shares

William W. Jaeger &                                           89.91%
Randall T. Odeneal TTEES
FBO Sconnix Broadcasting Company
Retirement Savings Plan
1921 Gallows Rd., Ste. 850
Vienna, VA  22182


Nations Treasury Fund

Investor A Shares

Berman Family Investment LP                                   22.45%
GP Malcolm Berman President
4 North Park Drive
Hunt Valley, MD  21030

Kenneth E. Hester &                                            5.75%
J. Robert Wren, Jr. TTEES
Daniel J. Stowe REV TST DTD 8/2/95
P.O. Box 1046
Belmont, NC  28012

Investor B Shares
Hare & Co., Bank of New York                                  92.84%
Attn. STIF/MasterNote
One Wall Street, 5th Fl.
New York, NY  10286

Investor C Shares
Lois H. Bohler                                                24.83%
6 Bransford Place
Augusta, GA 30904-6131

Donald S. Pratt                                               13.28%
4911 Sentinel Post Road
Charlotte, NC 28226-7444

David S. Hungerford and                                        9.37%
UTA-Heide Hungerford Ten Enty
10715 Potspring Road
Cockeysville, MD  21030

Robert L. Hancock                                              8.22%
460 McLaws Circle
Williamsburg, VA 23185

Nations Equity Income Fund

Investor C Shares
Dean Witter Reynolds Cust for                                  7.73%
Dale Morris
IRA Standard Dated 6/14/93
818 19th Avenue South
Nashville, TN 37203-3202

Phillip P. Brown and                                           6.82%
Sue N. Brown, JTWROS
518 Park Center Drive
Nashville, TN 37205

Nations Government Securities Fund

Investor A Shares
Southside Bank TTEE                                           21.57%
East Texas Regional
Health Facilities Trust
U/A DTD 10/20/89
P. O. Box 8444
Tyler, TX  75711

Dodson Brothers                                               12.48%
Exterminating Co. Inc.
Attn:  H.P. Dawson
P.O. Box 10249
Lynchburg, VA 24506

Investor C Shares
Dean Witter Reynolds                                           7.71%
CUST FOR Gene H. Sloan
IRA Standard Dated 06/14/93
412 Lillard Rd.
Murfreesboro, TN 37130-3130

Nations International Equity Fund

Investor C Shares
Janet C. Howard                                               18.91%
   for The Tidewater Heart Specialists
Profit Sharing Plan DTD 1/1/94
2112-B Hartford Road
Hampton, VA 23666

Nations Securities Margin Acct. FBO                           14.90%
Diana Rhodes
3980 Ridgeway
San Antonio, TX 78259-1756

         As of July 2, 1996, NationsBank and its affiliates owned of record more than 25% of the outstanding shares of the Company acting as agent, fiduciary, or custodian for its customers and may be deemed a controlling person of the Company under the 1940 Act.

                      SUITABILITY OF NATIONS TREASURY FUND
                      FOR INVESTMENT BY MUNICIPAL INVESTORS

      The Public Funds Investments Act (the "Act"), enacted by the Texas legislature in 1987, as amended on June 14, 1989, and effective on August 28, 1989, permits Texas municipalities and certain other similar entities that hold public funds to invest in certain types of financial instruments. These entities include an incorporated city or town, a county, a public school district, a district or authority created under Article III, Section 52(b) (i) or (2), or
Article XVI, Section 59 of the Texas Constitution, an institution of higher education as defined by Section 61.003 of the Texas Education Code, a hospital district, a fresh water supply district, or any nonprofit corporation or public funds investment pool created under Chapter 791, Texas Government Code, acting on behalf of any of such entities (the "Entities"). The Act permits Entities to invest in U.S. Treasury securities, certain repurchase agreements related thereto, and in certain mutual funds that invest in such securities. Special counsel to the Company with respect to the Treasury Fund has rendered an opinion to the effect that, assuming that an Entity complies with applicable law, and that limitations in the Act with respect to the amount of funds in the control of the Entity that can be invested in the Company are met, the Entity may invest in the Treasury Fund of the Company when duly authorized by its governing body.

                                   SCHEDULE A

                             DESCRIPTION OF RATINGS

      The following summarizes the highest six ratings used by Standard & Poor's Corporation ("S&P") for corporate and municipal bonds. The first four ratings denote investment-grade securities.

             AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

             AA - Debt rated AA is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in a small degree.

             A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

             BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for those in higher-rated categories.

             BB, B - Bonds rated BB and B are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      To provide more detailed indications of credit quality, the AA, A and BBB, BB and B ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the highest six ratings used by Moody's Investors Service, Inc. ("Moody's") for corporate and municipal bonds. The first four denote investment grade securities.

             Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

             Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

             A - Bonds that are rated A possess many favorable investment attributes and are to be considered upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

             Baa - Bonds that are rated Baa are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

             Ba - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not as well safeguarded during both good times and bad times over the future. Uncertainty of position characterizes bonds in this class.

             B - Bond that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Moody's applies numerical modifiers (1, 2 and 3) with respect to corporate bonds rated Aa through B. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category. With regard to municipal bonds, those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 or Baa1, respectively.

      The following summarizes the highest four ratings used by Duff & Phelps Credit Rating Co. ("D&P") for bonds, each of which denotes that the securities are investment grade.

             AAA - Bonds that are rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt.

             AA - Bonds that are rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

             A - Bonds that are rated A have protection factors which are average but adequate. However risk factors are more variable and greater in periods of economic stress.

             BBB - Bonds that are rated BBB have below average protection factors but still are considered sufficient for prudent investment. Considerable variability in risk exists during economic cycles.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may modified by the addition of a plus or minus sign to show relative standing within these major categories.

      The following summarizes the highest four ratings used by Fitch Investors Service, Inc. ("Fitch") for bonds, each of which denotes that the securities are investment grade:

             AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

             AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

             A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

             BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

      The following summarizes the two highest ratings used by Moody's for short-term municipal notes and variable-rate demand obligations:

      MIG-1/VMIG-1 -- Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

      MIG-2/VMIG-2 -- Obligations bearing these designations are of high quality, with ample margins of protection although not so large as in the preceding group.

      The following summarizes the two highest ratings used by S&P for short-term municipal notes:

      SP-1 - Indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

      SP-2 - Indicates satisfactory capacity to pay principal and interest.

      The three highest rating categories of D&P for short-term debt, each of which denotes that the securities are investment grade, are D-1, D-2, and D-3. D&P employs three designations, D-1+, D-1 and D-1-, within the highest rating category. D-1+ indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." D-1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. D-1 indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. D-2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. D-3 indicates satisfactory liquidity and other protection factors which qualify the issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

      The following summarizes the two highest rating categories used by Fitch for short-term obligations each of which denotes that the securities are investment grade:

      F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned the F-1+ and F-1 ratings.

      Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

      The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of senior short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      For commercial paper, D&P uses the short-term debt ratings described above.

      For commercial paper, Fitch uses the short-term debt ratings described above.

      Thomson BankWatch, Inc. ("BankWatch") ratings are based upon a qualitative and quantitative analysis of all segments of the organization including, where applicable, holding company and operating subsidiaries. BankWatch ratings do not constitute a recommendation to buy or sell securities of any of these companies. Further, BankWatch does not suggest specific investment criteria for individual clients.

      BankWatch long-term ratings apply to specific issues of long-term debt and preferred stock. The long-term ratings specifically assess the likelihood of untimely payment of principal or interest over the term to maturity of the rated instrument. The following are the four investment grade ratings used by BankWatch for long-term debt:

             AAA - The highest category; indicates ability to repay principal and interest on a timely basis is extremely high.

             AA - The second highest category; indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

             A - The third highest category; indicates the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             BBB - The lowest investment grade category; indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

             Long-term debt ratings may include a plus (+) or minus (-) sign to indicate where within a category the issue is placed.

      The BankWatch short-term ratings apply to commercial paper, other senior short-term obligations and deposit obligations of the entities to which the rating has been assigned. The BankWatch short-term ratings specifically assess the likelihood of an untimely payment of principal or interest.

             TBW-1 The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

             TBW-2 The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

             TBW-3 The lowest investment grade category; indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

             TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

      The following summarizes the four highest long-term debt ratings used by IBCA Limited and its affiliate, IBCA Inc. (collectively "IBCA"):

             AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

             AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

             A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

             BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

      A plus or minus sign may be appended to a rating below AAA to denote relative status within major rating categories.

      The following summarizes the two highest short-term debt ratings used by
IBCA:

             A1+ When issues possess a particularly strong credit feature, a rating of A1+ is assigned.

             A1 - Obligations supported by the highest capacity for timely repayment.

             A2 - Obligations supported by a good capacity for timely repayment.

                                   SCHEDULE B

                        ADDITIONAL INFORMATION CONCERNING
                                OPTIONS & FUTURES


      As stated in the Prospectus, each Non-Money Market Fund, may enter into futures contracts and options for hedging purposes. Such transactions are described in this Schedule. During the current fiscal year, each of these Funds intends to limit its transactions in futures contracts and options so that not more than 5% of the Fund's net assets are at risk. Furthermore, in no event would any Fund purchase or sell futures contracts, or related options thereon, for hedging purposes if, immediately thereafter, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract (or futures option) is traded, plus any premiums paid by the Fund on its open futures options positions, exceeds 5% of the Fund's total assets, after taking into account any unrealized profits and unrealized losses on the Fund's open contracts and excluding the amount that a futures option is "in-the-money" at the time of purchase. (An option to buy a futures contract is "in-the-money" if the value of the contract that is subject to the option exceeds the exercise price; an option to sell a futures contract is "in-the-money" if the exercise Price exceeds the value of the contract that is subject of the option.)

I. Interest Rate Futures Contracts.

      Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures market have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, a Fund may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

      A Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

      Description of Interest Rates Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

      Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

      Interest rate futures contracts are traded in an auction environment on the floors of several exchanges-principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. A Fund would deal only in standardized contracts on recognized changes. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

      A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

      Examples of Futures Contract Sale. A Fund would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in a Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The Adviser wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the Adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio securities does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

      In that case, the five-point loss in the market value of the portfolio security would be offset by the five-point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

      The Adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

      If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

      Examples of Future Contract Purchase. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter-term securities whose yields are greater than those available on long-term bonds. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

      For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the Adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9-1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5-point increase in the price that the Fund pays for the long-term bond would be offset by the 5-point gain realized by closing out the futures contract Purchase.

      The Adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

      If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

      In each transaction, expenses also would be incurred.

II. Index Futures Contracts.

      A stock or bond index assigns relative values to the stocks or bonds included in the index, and the index fluctuates with changes in the market values of the stocks or bonds included. Some stock index futures contracts are based on broad market indices, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contract, certain exchanges offer futures contracts on narrower market indices, such as the Standard & Poor's 100, the Bond Buyer Municipal Bond Index, an index composed of 40 term revenue and general obligation bonds, or indices based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

      A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, a Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

      In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund also may sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

      The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objection Protect Against Increasing Price


              Portfolio                                                Futures
                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/
                                                                       Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 130
     Actual Cost = $65,000                                             Value of Futures = $65,000/
     Increase in Purchase                                                       Contract
Price = $2,500                                                         Gain on Futures = $2,500


                HEDGING A STOCK PORTFOLIO: Sell the Future Hedge
          Objective Protect Against Declining (Value of the Portfolio)

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0

              Portfolio                                                Futures
                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                   Buy 16 Index Futures at 120
     Stock with Value = $960,000                                       Value of Futures = $960,000
     Loss in Portfolio                                                 Gain on Futures = $40,000
       Value = $40,000

      If, however, the market moved in the opposite direction, that is, market value decreased and the Fund had entered into an anticipatory purchase hedge, or market value increased and the Fund had hedged its stock portfolio, the results of the Fund's transactions in stock index futures would be as set forth below.

                   ANTICIPATORY PURCHASE HEDGE: Buy the Future
                Hedge Objection: Protect Against Increasing Price

              Portfolio                                                Futures
                                                              -Day Hedge is Placed

Anticipate Buying $62,500                                              Buying 1 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $62,500/
                                                                       Contract

                                                              -Day Hedge is Lifted-

Buy Equity Portfolio with                                              Sell 1 Index Futures at 120
     Actual Cost = $60,000                                             Value of Futures = $60,000/Contract
     Decrease in Purchase                                              Loss on Futures = $2,500
        Price = $2,500                                                     Contract


                   HEDGING A STOCK PORTFOLIO: Sell the Future
                   Hedge Objective: Protect Against Declining
                             Value of the Portfolio

Factors

Value of Stock Portfolio = $1,000,000
Value of Futures Contract = 125 x $500 = $62,500
Portfolio Beta Relative to the Index - 1 0


              Portfolio                                                Futures
                                                              -Day Hedge is Placed

Anticipate Selling $1,000,000                                          Sell 16 Index Futures at 125
     Equity Portfolio                                                  Value of Futures = $1,000,000

                                                              -Day Hedge is Lifted-

Equity Portfolio-Own                                                   Buy 16 Index Futures at 130
     Stock with Value = $1,040,000                                     Value of Futures = $1,040,000
     Gain in Portfolio = $40,000                                       Loss of Futures = $40,000
       Value = $40 000

III. Margin Payments

      Unlike when a Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund's Custodian an amount of cash or cash equivalents, the value, of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable, the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV. Risks of Transactions in Futures Contracts

      There are several risks in connection with the use of futures by a Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the future and movements in the price of the securities which are the subject of the hedge. The price of the future may move more than or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at ail. If the price of the securities being hedged has moved in a favorable direction, this advance will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Fund involved will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are the subject of the hedge.

      To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the future, or if otherwise deemed to be appropriate by the Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It also is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance, and the value of securities held by the Fund may decline. If this occurred, the Fund would lose money on the future and also experience a decline in value in its portfolio securities.

      Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of Price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser still may not result in a successful hedging transaction over a short time frame.

      Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

      Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.

      Successful use of futures by a Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

V. Options on Futures Contracts.

      The Funds may purchase options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

      Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). Although permitted by their fundamental investment policies, the Funds do not currently intend to write future options, and will not do so in the future absent any necessary regulatory approvals.

      Accounting and Tax Treatment.

      Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

      Generally, futures contracts and options on futures contracts held by a Fund at the close of the Fund's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "marking-to-market." Forty percent (40%) of any gains or loss resulting from such constructive sale will be treated as short-term capital gain or loss and sixty percent (60%) of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Fund holds the futures contract or option (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the contracts and options. With respect to futures contracts to sell or options which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Fund, losses as to such contracts to sell or options will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and options, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such and certain options, a Fund may make an election which will except (in whole or in part) those identified futures contracts or options from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Fund would be allowed (in lieu of the foregoing) to elect to either (1) offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and not more than 40% of any net loss may be treated as short-term.

      Certain foreign currency contracts entered into by a Fund may be subject to the "marking-to-market" process and the 40%-60% rule in a manner similar to that described in the preceding paragraph for futures contracts and options on futures contracts. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

      As described more fully in the section of the SAI entitled "Additional Information Concerning Taxes," in order to qualify as a regulated investment company under the Code a Fund must derive less than 30% of its gross income from investments held for less than three months. With respect to futures contracts and other financial instruments subject to the marking-to-market rules, the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a futures contract or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract or instrument is held) if the gain arises as a result of a constructive sale under the marking-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract or instrument is terminated (or transferred) during taxable year (other than by reason of marking-to-market) and less than three months have elapsed between the date the contract or instrument is acquired and the termination date. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of each Fund's futures contracts and other investments that qualify as part of a "designated hedge," as defined in the Code, may be netted.

                                   SCHEDULE C

                        ADDITIONAL INFORMATION CONCERNING
                           MORTGAGE-BACKED SECURITIES


Mortgage-Backed Securities

      Mortgage-backed securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his/her lending institution are "passed-through" to an investor. Most issuers or poolers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or poolers are supported by various forms of credit collateral, guarantees or insurance, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private issuers or poolers can meet their obligations under the policies. Mortgage-backed securities issued by private issuers or poolers, whether or not such securities are subject to guarantees, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government.

      Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid. Additional payments are caused by repayments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-backed securities are described as "modified pass-through." These securities entitle the holders to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments.

      Residential mortgage loans are pooled by the Federal Home Loan Mortgage Corporation (FHLMC). FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PC's"), which represent interests in mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

      The Federal National Mortgage Association (FNMA) is a Government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.

      The principal Government guarantor of mortgage-backed securities is the Government National Mortgage Association (GNMA). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Pools created by such non-governmental issuers generally offer a higher rate of interest than Government and Government-related pools because there are no direct or indirect Government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. The insurance and guarantees are issued by Governmental entities, private insurers, and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies.

      The Fund expects that Governmental or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payment may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-backed securities are developed and offered to investors, certain Funds will, consistent with their investment objective and policies, consider making investments in such new types of securities.

Underlying Mortgages

      Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate, fixed-term mortgages, a Fund may purchase pools of variable-rate mortgages
(VRM), growing equity mortgages (GEM), graduated payment mortgages (GPM) and other types where the principal and interest payment procedures vary. VRM's are mortgages which reset the mortgage's interest rate periodically with changes in open market interest rates. To the extent that the Fund is actually invested in VRM's, the Fund's interest income will vary with changes in the applicable interest rate on pools of VRM's. GPM and GEM pools maintain constant interest rates, with varying levels of principal repayment over the life of the mortgage. These different interest and principal payment procedures should not impact the Fund's net asset value since the prices at which these securities are valued will reflect the payment procedures.

      All poolers apply standards for qualification to local lending institutions which originate mortgages for the pools. Poolers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, some mortgages included in pools are insured through private mortgage insurance companies.

Average Life

      The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage, and other social and demographic conditions.

      As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rated 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying assumptions for average life.

Returns on Mortgage-Backed Securities

      Yields on mortgage-backed pass-through securities are typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield.

Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yields of the Fund. The compounding effect from reinvestments of monthly payments received by the Fund will increase its yield to shareholders, compared to bonds that pay interest semi-annually.

                      [MORRISON & FOERSTER LLP LETTERHEAD]


                                November 7, 1996


                                                                  (202) 887-8773
Via EDGAR


Securities and Exchange Commission
450 Fifth Street,  NW
Washington, DC  20549

      Re:     Nations Fund, Inc.
              Registration Nos. 33-4038; 811-4614

Gentlemen:

      In connection with the registration of Nations Fund, Inc. (the "Company") under the Investment Company Act of 1940, and the issuance of securities by it under the Securities Act of 1933, and pursuant to 17 C.F.R. 230.497(e), we are transmitting herewith for filing a supplemented Statement of Additional Information dated November 7, 1996, to the Statement of Additional Information dated July 31, 1996.

       If you have any questions, please contact the undersigned at the number indicated above.


                                        Very truly yours,

                                        /S/ Steven G. Cravath

                                        Steven G. Cravath
Enclosures
cc:   Mark H. Williamson
      Richard S. Szafran
      James Jones
      Robert Carroll
      Richard H. Blank, Jr.
      Robert M. Kurucza
      Marco E. Adelfio